                                   [GRAPHIC]

                       ANNUAL REPORT -- DECEMBER 31, 2001

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                       -
                                   FUND INC.

                                 GOVERNMENT SECURITIES fund
                                 INCOME AND EQUITY fund
                                 BALANCED fund
                                 GROWTH fund
                                 SMALL CAP fund

PACIFIC ADVISORS
          table of contents

MESSAGE FROM THE CHAIRMAN......................................................1

GOVERNMENT SECURITIES FUND.....................................................3

INCOME AND EQUITY FUND.........................................................6

BALANCED FUND..................................................................9

GROWTH FUND...................................................................13

SMALL CAP FUND................................................................17

SCHEDULE OF INVESTMENTS.......................................................23

STATEMENT OF ASSETS AND LIABILITIES...........................................34

STATEMENT OF OPERATIONS.......................................................36

STATEMENT OF CHANGES IN NET ASSETS............................................38

NOTES TO FINANCIAL STATEMENTS.................................................40

FINANCIAL HIGHLIGHTS..........................................................46

                                      MESSAGE
                                            from the chairman

                                   [GRAPHIC]

Fellow Shareholders,

    The New Year was less than a week old when the Federal Reserve announced a preemptive interest rate cut. In less than three months their concern shifted from a fast growing economy to an economy heading into a recession. This marked the first of many significant events for investors in 2001. The events of this past year provided an important lesson in how quickly and dramatically markets can change. For the first time since the early 70s, investors experienced a two-year decline in the equity market indices. These events put to rest the idea that the "New Economy" was immune to bear market cycles.

INVESTMENT STRATEGY IN UNCERTAIN TIMES

    "Market uncertainty" best describes 2001. In this type of investment climate our investment strategy centered on preservation of capital. During the past year, we focused on minimizing the loss of principal for shareholders until the economic outlook became clearer. However, the sudden impact of events proved challenging. For example, growth stocks experienced dramatic declines as economic events unfolded. Despite a poor year in the overall equity and corporate bond markets, there were some bright spots.
    Many mid and small cap value stocks enjoyed a good year. They continued to benefit from low valuations and strong growth in revenues and earnings. The investment focus was on individual companies rather than overall sectors or indices. This created a "stock pickers"' market, a trend that will probably continue through at least the early stages of the economic recovery.

IS THE RECESSION OVER?

    Early in the year the Federal Reserve made a determined effort to increase liquidity in the market by reducing interest rates. In an effort to avoid a severe recession, the Fed cut rates an unprecedented 11 times during the year. While the economy did enter into a recession in the 2nd quarter, it appears to have been mild by historical standards. In fact, in the 4th quarter, the economy produced slightly positive growth suggesting the recession might be over.
    Most recessions occur as a result of a decline in consumer spending caused by high inflation and high interest rates. In 2001, however, consumer spending remained strong due to a decline in energy costs and low interest rates on home purchases and refinancing. Since consumer spending accounts for two thirds of economic growth, it provided critical support to an otherwise ailing economy.
    This recession was caused by a drop in business spending as companies put a moratorium on capital purchases following Y2K. In addition, companies were slow to respond to the changing economy, which resulted in high inventory levels. This problem was compounded by a strong after market for technology and telecommunications goods from bankrupt Internet and technology companies.
    As the business recession progressed, more companies announced revenue and earnings problems culminating in December when Enron (then the 7th largest U.S. Company) filed for bankruptcy. Amid charges of fraud in financial reporting by Enron, the market immediately began to look for other companies that might be guilty of fraud or aggressive strategies in their financial reporting.

IMPACT OF SEPTEMBER 11?

    Prior to September 11, the U.S. Congress passed a fiscal stimulus package in the form of tax rebates. After 9/11, the government moved quickly and decisively with a successful strategy to combat terrorism and increase spending for defense and other areas impacted by the tragic events.
    While the market experienced a significant downturn upon reopening after 9/11, it quickly began to recover. The Government's strong response gave confidence to American and foreign investors. Foreign investors quickly returned to the U.S. market, as they believed our markets were not only safer, but also provided good investment opportunities. The Government's ability to respond more quickly than normal to stimulate the economy should minimize the length and severity of the recession.

WHAT SHOULD INVESTORS ANTICIPATE THIS YEAR?

    We believe an economic recovery is beginning, but it may take most of the year for it to gain momentum. Financial stimulus measures from last year will take several more months to fully help the economy. While consumer spending should remain strong, business spending is expected to improve more slowly. Companies will continue to lower inventory levels and await confirmation of an improving economy before making significant capital commitments. Multinational companies must also address weak global economic conditions in their planning. Furthermore, events related to the Enron debacle will

MESSAGE
          from the chairman continued

continue to effect the market until investors regain confidence in financial reporting. The threat of further terrorist activity may also impact the market. Low inflation, low interest rates and increased government spending, however, should provide the stimulus for improving market conditions.
    In summary, the market should improve but will remain volatile as it responds to current events. We anticipate that investor returns will gradually return to more historic levels in the single to low double digits. It is unlikely that we will see the high investment returns experienced prior to Y2K.
    The events of the past two years have demonstrated how important it is for investors to maintain a diversified investment strategy. We encourage you to meet with your investment representative to review your investment portfolio. This process should enable you to maintain a diversified investment strategy that is appropriate for your financial needs and objectives.
    We appreciate the opportunity to serve you and look forward to improving market conditions.
    Sincerely,
[SIGNATURE]
    George A. Henning
    Chairman of the Board and President

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                                      PACIFIC ADVISORS
                                               Government Securities Fund

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN OTHER INCOME PRODUCING INSTRUMENTS, INCLUDING DIVIDEND-PAYING UTILITY STOCKS, FOR INCOME AND CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
R. "KELLY" KELLY, CIC
RYAN KELLY

FOR THE YEAR ENDED DECEMBER 31, 2001, THE FUND HAD A TOTAL RETURN OF -0.49% FOR CLASS A SHARES, AND -1.21% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), INCREASED 7.98% DURING THE SAME PERIOD.

Q      OVER THE COURSE OF 2001, THE FEDERAL RESERVE BOARD LOWERED SHORT-TERM
INTEREST RATES BY 4.75%. WHY WASN'T THERE AN EQUALLY SUBSTANTIAL DECLINE IN LONG-TERM INTEREST RATES?
A      Investors value long-term bonds based on where they believe the economy and interest rates will be in six to twelve months. In 2000, investors gravitated toward more cautious investments in anticipation of a slower economy and interest rate cuts by the Fed. During that time, long-term government securities experienced significant appreciation in value and long-term rates declined more than 2%.
       In contrast, intermediate and corporate bonds tend to trade based on current events. In 2000, as long-term rates declined, interest rates on intermediate and corporate bonds declined very little. In 2001, the Fed aggressively cut short-term interest rates. As investors calculated the benefits of these rate cuts, the demand for intermediate and corporate bonds rose and their interest rates declined.
       As the Fed lowered short-term rates last year, long bond investors looked for signs that might spur the Fed to begin raising rates later in year. Instead, economic growth continued to taper off with little sign of improvement while inflation remained unexpectedly low. Long bond investors became mired in uncertainty, unable to gauge the extent or duration of the economic slowdown. Economic uncertainty and greater demand for short and intermediate government and corporate bonds kept long-term interest rates fluctuating between 5-6% throughout the year.

Q      WHAT WAS THE FUND'S INVESTMENT STRATEGY IN 2001?
A      In 2000, the Fund held most of its assets in long-term government bonds in anticipation of a decline in long-term interest rates. As long-term rates declined, the Fund benefited from this position and achieved a total return of over 18%.
       By the end of 2000, it became clear that the economy was slowing faster and to a greater extent than expected. On January 3, 2001, the Fed unexpectedly cut short-term interest rates by 0.50%. The sudden and dramatic nature of the Fed's action sent a strong message to the market that the economy was in danger of slipping into a recession.
       In response to the Fed's action and the market's reaction, the Fund took a more defensive position to preserve capital. Over the course of the year, the Fund shortened its average maturity from 21 to 7 years and reduced its bond position from 77% to 25%. The Fund also reduced its position in utility stocks, which tend to be sensitive to fluctuating interest rates. By year-end, the Fund was primarily invested in short-term Treasuries and Government Agencies. In the last half of the year, the Fund benefited from its position in this area of the market and regained some of the ground lost earlier in the year.
       Unlike many other bond funds, the Government Securities Fund employs an active investment strategy. This proactive strategy allows the fund to maximize gains when bonds perform well and protect principal in a volatile market. While the Fund's 1-year return may fluctuate, the success of the Fund's strategy is evident in its long-term results. While the Fund had a flat return in 2001, it continued to outperform most of its peers with a 5-year annualized return of 8% and maintained an average annual return of over 6% since inception.

Q      WHAT CRITERIA ARE USED BY THE FUND IN SELECTING UTILITY STOCKS?
A      An important part of the Fund's investment strategy is the ability to invest a small portion of its assets in high-quality, dividend paying utility stocks. The rising income from these utility stocks helps minimize the impact of inflation. When selecting utility stocks, we look for companies with a strong balance sheet, an appropriate level of debt, and rising dividend growth.

PACIFIC ADVISORS
          Government Securities Fund continued

       In the last several years, the utility sector has split into three major areas: generation, transmission and trading. In other words, a company either makes energy, delivers energy or trades energy. We view companies that trade energy, such as Enron, as highly unregulated finance companies. The Fund's standards for selecting utility stocks prevent it from investing in companies even remotely related to the energy trading business.

Q      HOW WILL THE TERMINATION OF THE 30-YEAR TREASURY BOND IMPACT THE FUND'S
INVESTMENT STRATEGY?
A      In November of 2001, the Treasury Department announced that it would stop issuing the 30-year Treasury Bond. The Treasury wanted to reduce its debt cost and felt it could adequately meet the Government's financing needs with shorter term bonds.
       This development will not significantly impact the Fund's investment strategy. Historically, when the Fund increases its average maturity it invests primarily in bonds maturing in 17 to 25 years. In the future, the Fund will be able to increase its duration with investments in long-term Treasuries, Zero Coupon bonds and long-term Government Agency bonds.
       The Treasury's decision may be best viewed as a "suspension," rather than a "termination," of the 30-year bond. The Congressional Budget Office recently revised its 5-year outlook from a surplus of $2 trillion to $250 billion. That equals an 87.5% decrease in the Government's surplus. If the Government experiences a significant change in its fiscal situation or financing needs, the Treasury may decide to begin issuing 30-year bonds again.

Q      WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND LONG-TERM INTEREST RATES IN
2002?
A      Unlike other recessions in recent U.S. history, last year's recession was not the result of tight monetary policy by the Fed or a significant decline in consumer spending. The main cause was runaway capital spending by businesses in the late 90's, which created excess supply. When supply exceeded demand, profits suffered, and companies reduced spending and cut jobs. Those spending cuts rippled through the economy, eventually producing a mild recession.
       Recovery depends in large part on an increase in business spending. This will not happen, however, until companies use up their excess inventories and consumer demand begins to increase. Signs in recent weeks indicate improvement in these areas, suggesting a mild recovery may be possible by the end of the year.
       Until the strength of the economy improves and the Fed begins to consider raising short-term interest rates, long-term rates will stay between 5-6%. It seems unlikely that the Fed will consider raising rates until early next year. Therefore, we believe that short-term treasuries and bonds, which carry less risk in an uncertain interest rate environment, will provide the best opportunity for capital appreciation in 2002.
       In anticipation of these developments, the Fund reduced its exposure to long-term bonds and invested a significant portion of its assets in short-term Treasuries and Government Agencies. We believe the Fund is well positioned to take advantage of the opportunities in the bond market during 2002. The Fund will continue to employ an active investment strategy and adapt to whatever changes may occur in the market and the economy in the coming year.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/01

[GRAPHIC]

 1.    U.S. GOVERNMENT AGENCIES          36.65%
 2.    U.S. TREASURY BONDS               24.51%
 3.    U.S. TREASURY BILLS               18.77%
 4.    CASH                              13.68%
 5.    EQUITIES                           6.39%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Government Securities Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index(2).

                    GOVERNMENT SECURITIES FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GOVERNMENT SECURITIES FUND  LEHMAN TBOND INDEX
2/8/93                        $9,525              $10,000
12/93                         $9,557              $10,826
12/94                         $9,543              $10,604
12/95                        $11,600              $12,140
12/96                        $11,235              $12,622
12/97                        $12,552              $13,590
12/98                        $14,789              $14,764
12/99                        $14,065              $14,829
12/00                        $16,656              $16,339
12/31/01                     $16,574              $17,643

Average Annual Compounded Return for period ending December 31, 2001 (Class A shares)

One Year            -5.19%
Five Year            7.14%
Inception            5.82%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

PACIFIC ADVISORS
          Income and Equity Fund

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 2001, THE FUND HAD A TOTAL RETURN OF 2.63% FOR CLASS A SHARES, AND 1.81% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), INCREASED 7.98% DURING THE SAME PERIOD.

Q      FOR THE PAST 2 YEARS, CORPORATE BONDS HAVE UNDERPERFORMED GOVERNMENT
BONDS. WHY HAVE THEY UNDERPERFORMED AND HOW HAS THIS IMPACTED THE FUND'S PERFORMANCE?
A      In 2000, interest rates on government bonds declined in anticipation of slower economic growth and short-term interest rate cuts by the Federal Reserve Board. Rates on corporate bonds, however, remained high as investors worried about the effects of a slowing economy on corporate profits. In 2001, the Fed began aggressively lowering interest rates. As investors calculated the benefits of lower borrowing costs for corporations rates on corporate bonds declined and performance improved.
       In the second half of the year, performance stalled as the corporate profit recession deepened due to shrinking revenue and large inventory write-offs. While corporate profits increased 15% in the first half of the year, they grew at only 3% in the second half. The steep decline in profitability raised credit quality concerns and investors demanded higher interest rates to compensate for their increased risk. The tragic events of 9/11 and the Enron scandal further intensified economic and profitability concerns, hurting corporate bond performance.
       The Fund benefited in the first half of the year as corporate rates declined, but performance lagged in the second half as corporate bonds lost ground. As the economy and corporate profits recover, corporate bond performance should improve leading to better performance for the Fund.

Q      WHAT WAS THE FUND'S BOND STRATEGY IN 2001?
A      With interest rates fluctuating last year, the Fund focused on shortening its maturity to minimize interest rate risk and protect principal. When possible, the Fund sold some of its longer-term positions to realize profits. The Fund used the proceeds from these sales to selectively increase it equity position and add shorter-term bonds to the portfolio.
       When adding new positions, the Fund continued to look for investment grade bonds trading at a discount. The Fund added short-term positions with higher yields such as McDonald's 6.625% 09/01/05 and Southern California Gas 6.875% 08/15/02.
       We believe corporate bond rates are at or near a bottom and will begin to rise as the economy recovers. By investing in shorter-term bonds, the Fund will have cash available and will be prepared to take advantage of buying opportunities as rates increase.

Q      WHAT CHANGES DID THE FUND MAKE IN ITS EQUITY STRATEGY LAST YEAR?
A      Over the course of the year, the Fund selectively and gradually doubled its equity exposure to enhance the Fund's total return. As the Fund added to its positions, it continued to look for fundamentally sound companies with a history of strong earnings growth that would add to the Fund's value over time. The Fund focused primarily on acquiring value oriented companies at reasonable prices, such as Becton Dickenson, Washington Mutual and Johnson & Johnson.
       In the coming year, the Fund will continue to increase its equity position to approximately 25%. The Fund will continue to use the same criteria when selecting new positions for the Fund. While the Fund looks for long-term positions, it will rotate out of positions if they reach their full valuation. To a lesser degree, the Fund may also take advantage of short-term trading opportunities. When appropriate, the Fund will look to capitalize on the market's trading pattern by buying and holding positions for a shorter period of time.

Q      HOW WILL THE ELIMINATION OF THE 30-YEAR TREASURY BOND AND THE ENRON
SCANDAL IMPACT CORPORATE BONDS?
A      Last November, the Treasury Department announced that it would no longer issue 30-year Treasury bonds. Its announcement created a rally in long-term government bonds to the detriment of corporate bonds. Corporate bonds were already struggling under the weight of decreased profitability and the Treasury's announcement only added to the appeal of government bonds.
       The Enron scandal significantly impacted both corporate bonds and equities at the end of the year. As a result of Enron's impropriety, investors lost confidence in corporate financial reporting and, to a lesser degree, in analysts recommendations. Investors shied away from corporations at the first sign of confusing or complex financial structures.
       While we believe Enron is an isolated case, it will take time for the market to recover and for the industry to implement better reporting standards. As rating agencies, analysts and corporate management begin providing more complete and transparent financial data, investor confidence will improve.

Q      WHEN DO YOU EXPECT TO SEE SIGNS OF ECONOMIC RECOVERY?
A      Signs of economic recovery began to appear late last year. Late in the
4th quarter and early in the New Year, retail sales stabilized, unemployment dropped, productivity increased, and the Fed appeared to end its interest rate cuts. While the economy is gradually getting healthier, it will take some time for a full recovery to develop.
       The key to establishing a sustainable recovery in the market is improved profitability. This will happen when companies feel confident enough about the state of the economy to begin spending again. Confidence will begin to improve as companies see an increase in consumer demand, an improvement in the GDP, and a shift in the Fed's bias indicating it is considering raising interest rates. These trends will take time to develop and we do not anticipate a sustainable recovery in either the market or the economy until later in the year.
       As these trends develop, corporate bond and equity performance will improve. We believe the Fund will benefit from its adaptive strategy and is well positioned to take advantage of new investment opportunities as the market recovers.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/01

[GRAPHIC]

 1.    CORPORATE BONDS                   63.08%
 2.    EQUITIES                          19.94%
 3.    CASH                               9.44%
 4.    PREFERRED STOCK                    5.20%
 5.    U.S. TREASURY NOTES                2.34%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Income and Equity Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Income & Equity Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index(2).

                    INCOME AND EQUITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          INCOME AND EQUITY FUND  LEHMAN TBOND INDEX
2/8/93                    $9,525              $10,000
12/93                     $9,630              $10,826
12/94                     $9,725              $10,604
12/95                    $10,905              $12,140
12/96                    $11,100              $12,622
12/97                    $12,166              $13,590
12/98                    $13,643              $14,764
12/99                    $13,685              $14,829
12/00                    $14,510              $16,339
12/31/01                 $14,892              $17,643

Average Annual Compounded Return for period ending December 31, 2001 (Class A shares)

One Year           -2.24%
Five Year           4.99%
Inception           4.56%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS INVESTED IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 2001, THE FUND HAD A TOTAL RETURN OF -4.69% FOR CLASS A SHARES, AND -5.25% FOR CLASS C SHARES. DURING THE SAME PERIOD, THE FUND'S BENCHMARKS, THE S&P 500 INDEX(1) AND THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), RETURNED -13.04% AND 7.98%, RESPECTIVELY.

Q      WHAT WAS THE FUND'S INVESTMENT STRATEGY IN 2001?
A      In response to a slowing economy and a volatile market, the Fund maintained a defensive investment strategy. On the equity side, the Fund held positions in companies expected to perform better in a down market. Those companies included Cambrex, a specialty chemical company; Kraft, the largest U.S. food company; and Manor Care, the best operator in the nursing home industry. Toward the end of the year, the Fund began investing in companies expected to perform well as the economy recovers, such as Gap.
       While corporate bond performance improved at the beginning of the year, rates and performance eventually leveled off in response to credit quality and accounting concerns. The Fund continued to take advantage of some opportunities in short-term bonds. Those bonds included a Salomon floating rate note and Citizens Utility and Safeway bonds that matured late in the year. The Fund also increased its bond position in public utilities. Consolidation in the industry led to credit rating improvements for several bonds including, Atlantic Richfield, Tenneco Packaging and Toledo Edison.
       Finally, the Fund increased its cash position in order to take advantage of buying opportunities as the economy stabilizes. The Fund used new money and profits from some equity sales to raise its cash position. While the Fund suffered from poor performance in both the equity and corporate bond markets, we believe the Fund is well positioned for improved performance as those markets recover.

Q      WHY DIDN'T CORPORATE BOND PERFORMANCE CONTINUE TO IMPROVE IN THE LAST
HALF OF THE YEAR?
A      The Federal Reserve Board began cutting short-term interest rates after the first of the year. Corporate bond rates declined as investors anticipated the benefits of lower borrowing costs. Corporate bonds also profited from volatility in the equity market. Investors favored bonds because they offered a fixed rate of return with less risk.
       In the 3rd quarter, the corporate profit recession deepened. Rapidly declining profits ate away at corporate balance sheets and raised credit quality concerns. The decline in corporate bond rates leveled off as investors expected a greater premium for their increased risk.
       At the end of the year, the Enron scandal put additional pressure on corporate bonds. At a time when investors eagerly awaited improved profitability, they were also skeptical about the accuracy of corporate accounting. While the Enron debacle is an isolated case, it will take some time for investors to regain their trust in financial reporting.
       Corporate bonds should reap the benefit of lower interest rates in the near future. Performance will improve once investors see improvement in the economy and corporate profitability.

Q      THE BALANCED FUND HAS ACHIEVED RECOGNITION AS A LIPPER LEADER FOR
CONSISTENT RETURN AND PRESERVATION OF CAPITAL(3). HOW DID THE FUND ACHIEVE THIS DISTINCTION?
A      Careful investment selection plays a key role in the Fund's success. On the equity side, the Fund looks for solid companies with strong growth potential that are trading at or below their actual value. These companies should also be leaders in their industries and less sensitive to market or economic changes.

PACIFIC ADVISORS
          Balanced Fund continued

       On the bond side, the Fund only invests in investment grade bonds, which have higher credit ratings and carry less risk. The Fund also manages to the yield curve by selecting bonds that pay the highest yield at the shortest possible maturity. This provides current income without risking principal by being invested longer than necessary.
       The Fund's commitment to diversification also contributes to its success. The Fund diversifies across asset class, market capitalization and industry to minimize its risk in any one area of the market. The Fund combines all these elements in a flexible investment strategy that allows it to adapt to changes in the market and the economy.
       It is also a credit to the Fund's investment strategy that is has been able to preserve capital and provide consistent returns while maintaining a low level of volatility. Since its inception, the Fund's portfolio has remained only half as volatile as the overall market.

Q      WHAT AREAS OF THE EQUITY MARKET PERFORMED WELL IN 2001?
A      The sluggish economy burdened every area of the market last year. There were few cases where entire sectors performed well. Despite the general market decline, some individual companies did perform well.
       For example, Cabot Microelectronics, part of the depressed technology sector, performed well because it dominated its industry. Microsoft also added value to the Fund. The stock's performance improved after fears of a break-up were eliminated and the Company reached a settlement with the Government. The Fund also benefited from its positions in Rayonier, Reliance Steel and Berkshire Hathaway.
       As economic recovery begins to take shape, we anticipate sectors such as health care, energy and financial services will lead the market. The Fund already holds positions in some of these areas and will continue to practice careful stock selection to take advantage of new opportunities as they arise.

Q      WHAT IS YOUR ECONOMIC OUTLOOK FOR 2002?
A      Last year's recession occurred as the result of a dramatic decline in business spending after a record amount of capital spending leading up to Y2K. Despite economic weakness, consumer confidence and spending remained strong, the housing market thrived, and unemployment remained low, as did inflation.
       Recovery in the market depends on improved corporate profitability. This improvement may be hindered by two factors. Continued anxiety about more terrorist attacks has increased companies' disaster preparations. The cost of those additional preparations will cut into profits. The Enron scandal may also diminish the impact of improved performance as investors remain skeptical about the validity of financial reports.
       Near the end of 2001, the economy appeared to reach a bottom. Companies lowered their inventories, the decline in manufacturing tapered off, the Fed seemed to reach the end of its interest rate cuts, and the economy even grew a fraction in the 4th quarter. Given these signs, it appears as though a sustainable recovery may develop by the end of the year. Along the way, however, we expect there will be several starts and stops.
       As the economy improves, so should the equity and corporate bond markets, though returns in the equity market will be substantially lower than those in the late 90s. The Fund is well positioned to benefit from a recovery and take advantage of the new buying opportunities that may arise.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/01

[GRAPHIC]

 1.    EQUITIES                          49.96%
 2.    CORPORATE BONDS                   36.85%
 3.    CASH                              13.19%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.
3    Lipper Leader for Consistent Return ratings reflect the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers. Lipper Leader for Preservation ratings reflect the degree of a fund's historical success in avoiding periods of losses relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds.
      Pacific Advisors Balanced Fund was rated among 530 balanced funds for Consistent Return and among 1,029 mixed equity funds for Preservation, for the three years ended December 31, 2001. The top 20% of funds in each rating category are named Lipper Leaders. The ratings are subject to change every month. Lipper Leader ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2001, Reuters, All Rights Reserved.

PACIFIC ADVISORS
          Balanced Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Balanced Fund, Class A shares, on February 8, 1993 compared to the growth of the S&P 500(2) and Lehman Intermediate T-Bond(3) Indices.

                        BALANCED FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          BALANCED FUND  S&P 500 INDEX  LEHMAN T-BOND INDEX
2/8/93           $9,425        $10,000              $10,000
12/93            $9,423        $10,706              $10,826
12/94            $9,195        $10,541              $10,604
12/95            $9,996        $14,137              $12,140
12/96           $11,587        $17,348              $12,622
12/97           $13,353        $22,728              $13,590
12/98           $14,379        $28,789              $14,764
12/99           $16,206        $34,412              $14,829
12/00           $17,825        $30,922              $16,339
12/31/01        $16,978        $26,890              $17,643

Average Annual Compounded Return for period ending December 31, 2001 (Class A shares)

One Year           -10.24%
Five Year            6.67%
Inception            6.13%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
3    The Lehman Treasury Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Growth Fund

INVESTS PRIMARILY IN COMPANIES THAT ARE A PART OF THE S&P 500 COMPOSITE INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

A RISE IN THE STOCK MARKET IS GENERALLY FOLLOWED BY A DECLINE. AND THE MORE DRAMATIC THE RISE, THE MORE DRAMATIC THE DECLINE. AFTER AN UNPRECEDENTED 5-YEAR RUN WHERE THE MAJOR INDICES RETURNED MORE THAN 20% EACH YEAR, THE STOCK MARKET CAME CRASHING BACK TO REALITY. 2000 AND 2001 MARKED THE TWO WORST CONSECUTIVE YEARS OF STOCK MARKET PERFORMANCE SINCE 1973-1974.

FOR THE YEAR ENDED DECEMBER 31, 2001, THE FUND HAD A LOSS OF -28.38% FOR
CLASS A SHARES, AND -28.97% FOR CLASS C SHARES. THE FUND'S BENCHMARKS, THE S&P 500 AND THE NASDAQ 100, ALSO DECLINED IN VALUE BY -13.04% AND -32.65%, RESPECTIVELY, DURING THE SAME PERIOD.

Q      WHY HAVE GROWTH STOCKS CONTINUED TO UNDERPERFORM THE REST OF THE MARKET?
A      In 2000, the speculative stock market bubble burst, the economy softened, and the stock market entered a bear market phase. Growth stocks, which led the stock market rise prior to Y2K, became the first casualties of the bear market. They continued to perform poorly as a result of rising interest rates and a slowdown in business spending leading into the recession of 2001.
       The tremendous demand for goods and services leading up to Y2K, and the simultaneous technology, telecommunications and Internet industrial revolution, created an unprecedented economic environment. During 2000, the Federal Reserve raised interest rates dramatically to slow economic growth resulting in higher borrowing costs for companies. The impact of all of these events made it difficult for the market and businesses to forecast the business climate post Y2K.
       Growth companies compounded their problems by reacting slowly to changes in the economy. Even as economic growth slowed, many companies continued to build inventories in anticipation of greater sales and growth. As the economy slowed, demand leveled off and companies were left with excess inventory. The high number of bankruptcies among dotcom companies further compounded this problem. Speculative growth in these companies created a high demand for goods and services, which ceased and resulted in an additional surplus of goods as they sold off their equipment.
       Investors reacted quickly with heavy selling across entire sectors as it became apparent that a recovery was not on the horizon. As analysts began to downgrade their stock recommendations, the stock price of many companies experienced a dramatic decline and settled into a narrow trading range. The tragic events of 9/11 and the corporate profit recession cast an even darker cloud over the entire market. These events put pressure on the entire market, but growth stocks, which typically have higher valuations in anticipation of outstanding growth in revenue and earnings, suffered the most.
       The final blow came when Enron, the 7th largest U.S. company, filed for bankruptcy amid charges of fraud in its financial reporting. Growth stocks came under closer scrutiny as analysts questioned their financial statements and will remain under pressure until the market regains its confidence in the overall integrity of financial reporting.

Q      WHAT HAS BEEN THE FUND'S INVESTMENT STRATEGY DURING THIS VOLATILE PERIOD
IN THE MARKET?
A      Despite volatile market conditions over the last two years, the Fund remained committed to its core investment strategy. The Fund continued to seek companies with strong earnings growth and share price momentum, but recent market conditions made it difficult to find stocks that consistently met these criteria.
       In 2001, we saw the continuation of a volatile, leaderless market. The market advanced and then retreated to retest its low points. Many stocks drifted into a trading range where stock prices rose and then fell back to old lows. In this type of market, leadership rotated frequently from

PACIFIC ADVISORS
          Growth Fund continued

sector to sector depending on the mood of the market. By mid-year, however, it became clear that this sideways market would continue for some time. In response, the Fund adapted its investment strategy to capitalize on the market's trading pattern.
       The Fund sold its underperforming positions and bought companies that met the Fund's criteria in better performing sectors, such as medical equipment and supplies. We adapted our investment strategy to buy stocks at the bottom of their trading range and sell them when they reach the top of their trading range. It appears that an economic recovery may take some time to develop, which will impact the recovery of growth stocks. As growth stocks recover, we would expect the consumer cyclical sector and selective technology stocks to be market leaders.
       As a part of the shift in investment strategy, the Fund increased its cash position to 45%. The increased cash position was the result of limited investment opportunities and the belief that the market will go through another correction before achieving a new and sustainable uptrend. Even though the Fund maintained a higher than normal cash position, it was not immune to the impact of the sudden and dramatic sell-off of technology and telecommunication stocks during the year.

Q      THE FEDERAL RESERVE BOARD CUT SHORT-TERM INTEREST RATES BY 4.75% LAST
YEAR. WHEN WILL GROWTH COMPANIES BEGIN TO BENEFIT FROM LOWER INTEREST RATES?
A      The Fed lowered interest rates 11 times during 2001 in an effort to stimulate the economy. Lower interest rates help stimulate the economy by lowering borrowing costs, which encourages consumers and businesses to spend more money. Interest rate cuts, however, take at least six to nine months to percolate through the economy. This means that the full benefit of the rate cuts in 2001 will not be felt until mid-2002.
       While growth companies benefited from lower interest rates, slower or negative economic and corporate profit growth have had a much greater impact. Lower borrowing costs will be an important factor in their recovery, but economic recovery will be more important. Positive economic signs will lead to an increase in business spending and growth. It should be noted that the market usually anticipates changes several months in advance, which will enable companies to regain momentum in the early stages of a new bull market.

Q      WHEN DO YOU EXPECT GROWTH STOCKS WILL REACH A BOTTOM AND BEGIN TO
RECOVER?
A      Economic data from the end of 2001 suggests the economy has reached a bottom. Early signs of improvement include improved consumer confidence, lower unemployment and a small amount of slightly positive growth in the 4th quarter. As prospects for the economy improve, business spending will pick up and stimulate the recovery.
       Growth stocks will reach a bottom when several developments take place. First, there must be enough economic data to demonstrate a sustainable recovery. This will give businesses and consumers greater confidence, which will lead to increased spending. As consumer demand and capital spending increase, companies should return to higher levels of growth and earnings. At that point, investors will begin to view growth stocks as more favorable investments. While the Enron scandal will continue to impact the market, its influence should subside as companies provide better financial reporting to regain investor confidence.
       The recovery process, however, will be gradual and uneven. It will probably take the rest of the year for the market to improve and even when it does growth and returns will be modest compared to the 90s. The Fund will continue to adapt its investment strategy to the current market conditions with broader diversification throughout this recovery process. This adaptive strategy, combined with economic recovery should lead to better performance.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/01

[GRAPHIC]

 1.    EQUITIES                          54.84%
 2.    CASH                              45.16%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

PACIFIC ADVISORS
          Growth Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Growth Fund, Class A shares, on May 1, 1999 compared to the growth of the S&P 500(2) and Nasdaq 100(3) Indices.

                        GROWTH FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GROWTH FUND  S&P 500 INDEX  NASDAQ 100 INDEX
5/1/99        $10,000        $10,000           $10,000
12/99         $11,875        $11,953           $20,109
12/00         $10,002        $10,741           $12,701
12/31/01       $7,163         $9,340            $8,554

Average Annual Compounded Return for period ending December 31, 2001 (Class A shares)

One Year           -32.50%
Inception          -14.23%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
3    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

                                      PACIFIC ADVISORS
                                               Small Cap Fund

INVESTS PRIMARILY IN SMALL COMPANY VALUE STOCKS WITH AN AVERAGE MARKET CAP BELOW $500M. THE FUND FOCUSES ON COMPANIES WITH STRONG EARNINGS AND GROWTH POTENTIAL.

INTERVIEW WITH PORTFOLIO MANAGERS
GEORGE A. HENNING
THOMAS H. HANSON

FOR THE YEAR ENDED DECEMBER 31, 2001, THE FUND HAD A TOTAL RETURN OF 20.23% FOR CLASS A SHARES, AND 17.91% FOR CLASS C SHARES. IN 2001, THE FUND OUTPERFORMED ITS BENCHMARK, THE RUSSELL 2000 STOCK INDEX(1), WHICH GAINED 1.03%. THE FUND ALSO OUTPERFORMED THE AVERAGE RETURN OF 16.39% FOR ALL SMALL CAP VALUE FUNDS.

Q      WHY DID SMALL CAP STOCKS OUTPERFORM THE REST OF THE MARKET IN 2001?
A      In the late 90's, investors virtually ignored small cap stocks in favor of technology, Internet and large cap growth stocks. By 2000, many of these stocks were overvalued and experiencing financial problems, which led investors to look for new growth opportunities. Performance for small cap stocks began to improve in the second half of 2000 as investors recognized the discounted value and growth potential of these companies. Performance continued to improve in 2001, and small cap value was the only mutual fund class other than mid-cap value and gold funds to achieve positive results for the year.
       Small cap value stocks also tend to perform better during difficult economic times. While technology and large cap companies struggled under the weight of a weak global economy and excess supply, smaller companies continued to thrive. Historically, at the end of a bull market the focus is on large cap growth stocks and small cap value stocks tend to be undervalued. Most small cap value stocks experienced a bear market from 1998-1999 and were already undervalued and well positioned to outperform the market as the economy slowed in 2000.
       The smaller size of these companies often makes it easier for them to adapt to changing economic conditions. In addition, many small cap companies may experience less pricing pressure because they are leaders in their markets or operate in specialty markets. The ability to maintain prices allows them to increase revenue and remain profitable. Small cap companies also tend to carry less debt and international exposure than larger companies. In 2001, this made them less sensitive to interest costs and a decline in global economic growth.

Q      WHAT WAS THE FUND'S INVESTMENT STRATEGY LAST YEAR?
A      The foundation of the Fund's investment strategy is investment in companies with solid fundamentals, strong management and above average growth that are undervalued by the market. In 2000, signs of a slowing economy led the Fund to look for companies that would perform well in a weak economy. The Fund profited from this strategy with positions in sectors such as consumer goods, transportation, education and health related services. Companies in these sectors, such as Genesco, Craftmade, RailAmerica, ITT Education and Meridian Medical Technologies, performed well last year.
       As some of these companies reached their fair market valuation, the Fund began taking profits. These companies included ITT Educational Services and Meridian Medical Technologies. To balance out the portfolio, the Fund also reduced its position in other companies such as Genesco and RailAmerica as their performance improved. The Fund redeployed these assets in companies such as First Cash Financial, which operates a chain of pawnshops, an industry that typically performs well in a recessionary period.
       The Fund also began to look for opportunities to invest in undervalued sectors of the small cap market. For example, the Fund acquired solid companies such as Bell Microproducts (provider of data storage products), Camtek (testing devices for circuit boards) and Carreker Corporation (consulting and software provider to banks) in the technology sector. The

PACIFIC ADVISORS
          Small Cap Fund continued

Fund also established positions in the energy sector with Chesapeake Energy, Remington Oil and Seitel. While it may take several quarters for these sectors to recover, the Fund took advantage of opportunities to purchase these companies at bargain prices. We believe these positions will add significant value to the Fund's portfolio as the economy begins to stabilize.

Q      HOW DOES THE FUND BENEFIT FROM MAINTAINING A LOW TURNOVER RATE?
A      The Fund typically maintains a turnover rate of less than 50%. We look for companies with good growth prospects in revenues and earnings over the next two to three year period. Since small cap value stocks often take longer to achieve market recognition, it is important to maintain a longer-term horizon. If a company continues to show good growth potential, the Fund continues to hold it and it could be considered a "core holding."
       "Core holdings" are companies that meet the Fund's investment criteria and will continue to grow and add value to the Fund for several years. Maintaining solid performers for a longer period of time enhances the Fund's performance while lowering its volatility and risk. It also keeps the Fund focused on a smaller number of stocks, which allows for better analysis and management of the Fund's investments.
       RailAmerica, which the Fund purchased in 1995, would be an example of a core holding. RailAmerica, originally a small regional secondary rail line, has emerged to become the largest secondary rail line in the world, with operations in North America, South America, and Australia. RailAmerica dominates its market and has maintained a disciplined growth strategy through acquisitions that have had an immediate and positive impact on earnings. Throughout the last few years, the company has been a top performer for the Fund as a result of its consistent growth.
       Mobil Mini is another core holding. Mobil Mini is the only national chain of portable storage units in an underserved and growing market. Mobil Mini has been able to grow quickly and reduce the costs of expansion by purchasing existing franchises and converting them into their own. This successful growth strategy has led to a consistent increase in value of the Fund's position in the company.
       Other stocks that might be considered core holdings are East West Bank and Nara Bank. These regional banks specialize in serving the growing Chinese and Korean markets. These companies have strong balance sheets and a very disciplined growth strategy.
       The Fund holds other companies until they appear to be fully valued, experience a change in their business outlook, or until a broader economic change occurs that may impact their business. Meridian was an example of a good company that became fully valued as the market pushed up its stock price following 9/11. They produce injector syringes used internationally by government agencies for nerve gas and other biological illnesses that may be the result of biological warfare. While the outlook for this company remained good, we believed its stock price reflected its full value and sold the position.

Q      WHAT INVESTMENTS LED THE FUND'S PERFORMANCE IN 2001?
A      2001 could be best described as a "stock picker's market." The market became more selective and rewarded individual companies instead of entire sectors.
       One sector that did perform well was consumer products, which experienced little decline in demand despite the economic downturn. The Fund benefited from strong performance in this sector through positions in Monterey Pasta, Ashworth, Craftmade and Haverty Furniture. Over the course of the year Haverty experienced a 68% increase in its stock price, while Craftmade more than doubled in value.
       Sonic Automotive also nearly doubled in value last year. Sonic owns a network of car dealerships that allows it to provide service and financing at lower costs. Last year, Sonic benefited from continued expansion and strong demand in the auto sector.

       Elcor Corporation also performed well. Elcor makes replacement shingles, a business less sensitive to economic downturns. As a result of increased demand, lower manufacturing costs and expansion, Elcor's price appreciated 65% last year. Other strong performers included MKS Instruments and Intervoice. The Fund was able to purchase these companies at a bargain and benefited from their improved performance last year.

Q      WILL SMALL CAP VALUE STOCKS CONTINUE TO PERFORM WELL THIS YEAR?
A      Even with improved performance in the last two years, many small cap companies remain undervalued. This area of the market continues to offer the most opportunities for growth, especially for aggressive investors. Despite the steep decline in large cap and growth stocks over the last year, many of those stocks remain overvalued. It will take some time to purge the excess from their stock prices and return to reasonable valuations.
       We also believe the economic climate will continue to favor small cap stocks in the coming year. It appears as though the economic decline has reached a bottom. By the end of 2001, manufacturing activity began to improve, consumer confidence and spending inched higher, and the Fed signaled its optimism by bringing an end to its interest rate cuts. While these signs indicate a positive direction for the economy, recovery is likely to be gradual and mild. We do not anticipate any kind of sustained improvement until late this year or early next year. As we mentioned earlier, this type of economic climate favors small cap companies.
       We believe small cap stocks will continue to lead the market in the coming year. The Fund is positioned in a variety of solid companies and we will continue adding strength and value to the portfolio as new buying opportunities arise. We believe the Fund's disciplined investment strategy will continue to provide solid performance in the coming year.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/01

[GRAPHIC]

 1.    EQUITIES                         100.00%

1    The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

PACIFIC ADVISORS
          Small Cap Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Small Cap Fund, Class A shares, on February 8, 1993 compared to the growth of the Russell 2000 Index(2).

                        SMALL CAP FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SMALL CAP FUND  RUSSELL 2000 INDEX
2/8/93            $9,425             $10,000
12/93            $11,319             $11,700
12/94            $10,870             $11,328
12/95            $12,771             $14,297
12/96            $18,352             $16,407
12/97            $19,628             $19,774
12/98            $16,379             $19,092
12/99            $13,800             $22,837
12/00            $15,570             $21,878
12/31/01         $18,720             $22,103

Average Annual Compounded Return for period ending December 31, 2001 (Class A shares)

One Year            13.31%
Five Year           -0.81%
Inception            7.99%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Russell 2000 Stock Index is an unmanaged, market weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

                                      PACIFIC ADVISORS FUND INC.
                                               notes

PACIFIC ADVISORS
          financial statements

                                   [GRAPHIC]

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 79.54%
US Treasury Bonds
         US Treasury Bond 8.125% 08/15/19                                            $  470,000      $          593,412
         US Treasury Bond 8.500% 02/15/20                                               350,000                 457,926
         US Treasury Bond 7.250% 08/15/22                                               400,000                 470,750
         US Treasury Bond 7.625% 11/15/22                                               500,000                 611,992
         US Treasury Bond 7.125% 02/15/23                                               400,000                 465,765
-----------------------------------------------------------------------------------------------------------------------

                                                                                                              2,599,845
-----------------------------------------------------------------------------------------------------------------------

US Government Agency
         Federal Home Loan Bank 7.000% 02/14/03                                         750,000                 787,782
         Federal Home Loan Bank 7.250% 05/15/03                                         600,000                 636,591
         Federal Home Loan Bank 6.250% 10/15/31                                         400,000                 389,312
         Federal Home Loan Bank 5.000% 02/14/03                                         750,000                 771,344
-----------------------------------------------------------------------------------------------------------------------

                                                                                                              2,585,029
-----------------------------------------------------------------------------------------------------------------------

US Treasury Bill
         US Treasury Bill 1.670% 04/04/02                                             2,000,000               1,991,312
-----------------------------------------------------------------------------------------------------------------------

US Treasury Notes
         Federal Home Loan 11/28/11                                                     405,000                 402,900
         Federal Home Loan 11/14/11                                                     900,000                 899,500
-----------------------------------------------------------------------------------------------------------------------

                                                                                                              1,302,400
-----------------------------------------------------------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $8,302,232)                                                                                   8,478,586
                                                                                                     ------------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 6.36%
Electric
         Duke Energy Corporation                                                          9,000                 353,340
-----------------------------------------------------------------------------------------------------------------------

Telephone Systems
         Worldcom, Inc. - MCI Group                                                      16,700                 212,090
         Worldcom, Inc.                                                                   8,000                 112,640
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                324,730
-----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $693,145)                                                                                       678,070
                                                                                                     ------------------
TOTAL INVESTMENT SECURITIES - 85.90%
         (Cost: $8,995,377)                                                                          $        9,156,656
                                                                                                     ------------------
SHORT-TERM INVESTMENTS - 13.62%
         United Missouri Bank Money Market Fund                                                               1,451,324

OTHER ASSETS LESS LIABILITIES - 0.48%                                                                            51,418
                                                                                                     ------------------

TOTAL NET ASSETS - 100%                                                                              $       10,659,398
-----------------------------------------------------------------------------------------------------------------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 62.50%
Aerospace & Defense
         McDonnell Douglas 9.750% 04/01/12                                           $   75,000      $          91,121
-----------------------------------------------------------------------------------------------------------------------

Banks - Regional
         First Union Corporation 6.824% 08/01/26                                         25,000                 26,495
-----------------------------------------------------------------------------------------------------------------------

Cosmetic - Personal Care
         Procter & Gamble 8.500% 08/10/09                                                70,000                 81,780
-----------------------------------------------------------------------------------------------------------------------

Financial Services
         Associates Corporation N.A. 8.550% 07/15/09                                    150,000                170,640
         General Motors Acceptance Corporation 8.500%
         01/01/03                                                                        47,000                 49,233
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               219,873
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Diversified
         General Electric Capital 8.500% 07/24/08                                        72,000                 83,200
         General Electric Capital 8.650% 5/15/09                                         40,000                 47,114
         General Electric Capital 7.250% 02/01/05                                        95,000                103,363
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               233,677
-----------------------------------------------------------------------------------------------------------------------

Food Retailers
         Safeway, Inc. 9.875% 03/15/07                                                   30,000                 35,590
-----------------------------------------------------------------------------------------------------------------------

Heavy Machinery
         Deere & Company 8.950% 6/15/19                                                  55,000                 62,394
-----------------------------------------------------------------------------------------------------------------------

Industrial - Diversified
         Honeywell, Inc. 7.000% 03/15/07                                                 80,000                 84,501
-----------------------------------------------------------------------------------------------------------------------

Industrial
         Caterpillar, Inc. 9.375% 08/15/11                                              100,000                123,569
-----------------------------------------------------------------------------------------------------------------------

Insurance - Full Line
         Cigna Corporation 8.250% 01/01/07                                               62,000                 67,909
-----------------------------------------------------------------------------------------------------------------------

Insurance - Life
         American General Financial 8.125% 08/15/09                                     141,000                154,291
         Conseco, Inc. 6.800% 06/15/05                                                  125,000                 53,750
         Transamerica Corporation 9.375% 03/01/08                                       100,000                116,443
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               324,484
-----------------------------------------------------------------------------------------------------------------------

Insurance - Specialty
         MBIA, Inc. 9.375% 02/15/11                                                      50,000                 58,898
-----------------------------------------------------------------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125% 03/01/11                                             165,000                195,589
-----------------------------------------------------------------------------------------------------------------------

Restaurants
         McDonald's Corporation 6.625% 09/01/05                                         117,000                119,998
-----------------------------------------------------------------------------------------------------------------------

Retailers - Broadline
         Dayton Hudson Company 10.000% 01/01/11                                         105,000                134,046
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Telephone Systems
         New York Telephone Company 8.625% 11/15/10                                  $   50,000      $          56,316
         Bellsouth Capital 6.040% 11/15/26                                               85,000                 87,009
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               143,325
-----------------------------------------------------------------------------------------------------------------------

Utilities - Electric
         Baltimore Gas & Electric 8.540% 09/18/06                                       100,000                111,287
         Niagara Mohawk Power 9.750% 11/01/05                                            20,000                 22,439
         Public Service Electric & Gas 6.250% 01/01/07                                  100,000                 99,766
         Public Service Electric & Gas 6.125% 08/01/02                                  100,000                101,521
         Public Electric & Gas MBIA 6.125% 08/01/02                                      60,000                 60,875
         Public Service Electric & Gas 9.125% 07/01/05                                   50,000                 54,411
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               450,299
-----------------------------------------------------------------------------------------------------------------------

Utilities - Gas
         Southern California Gas 6.875% 08/15/02                                         90,000                 92,237
-----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $2,542,664)                                                                                  2,545,785
                                                                                                     -----------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 19.76%
Banks - Regional
         Washington Mutual                                                                1,500                 49,050
-----------------------------------------------------------------------------------------------------------------------

Building Materials
         Home Depot, Inc.                                                                 1,000                 51,010
-----------------------------------------------------------------------------------------------------------------------

Diversified Companies
         General Electric                                                                 1,000                 40,080
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                                                                  1,000                 50,480
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Specialty
         Federal National Mortgage                                                          500                 39,750
         Freddie Mac                                                                      1,000                 65,400
-----------------------------------------------------------------------------------------------------------------------

                                                                                                               105,150
-----------------------------------------------------------------------------------------------------------------------

Industrial Diversified
         Tyco International Ltd.                                                          1,000                 58,900
-----------------------------------------------------------------------------------------------------------------------

Investment Companies
         Alliance Capital Management - Holding LP                                         1,000                 48,320
-----------------------------------------------------------------------------------------------------------------------

Medical & Biotechnology
         Cardinal Health, Inc.                                                            1,000                 64,660
         Johnson & Johnson                                                                  500                 29,550
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                94,210
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED

Medical Equipment
         Becton, Dickinson and Company                                                    1,200      $          39,780
-----------------------------------------------------------------------------------------------------------------------

Oil - Integrated Majors
         Exxon Mobil Corporation                                                          1,056                 41,501
-----------------------------------------------------------------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                                                                     1,500                 59,775
-----------------------------------------------------------------------------------------------------------------------

Pipelines
         El Paso Energy Corporation                                                       1,000                 44,610
-----------------------------------------------------------------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft*                                                                       1,000                 66,270
-----------------------------------------------------------------------------------------------------------------------

Transportation Equipment
         A.C.L.N. Limited                                                                 6,000                 55,620
-----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $718,367)                                                                                      804,756
                                                                                                     -----------------
PREFERRED STOCK - 5.16%
Real Estate Investment Trusts
         Price Legacy Corporation Preferred A 8.750%                                     14,000                210,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $204,630)                                                                                      210,000
                                                                                                     -----------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 2.32%
US Treasury Notes
         US Treasury Note 7.875% 11/15/04                                            $   85,000                 94,513
-----------------------------------------------------------------------------------------------------------------------

TOTAL US GOVERNMENT SECURITIES
         (Cost: $85,172)                                                                                        94,513
                                                                                                     -----------------
TOTAL INVESTMENT SECURITIES - 89.74%
         (Cost: $3,550,833)                                                                          $       3,655,054
                                                                                                     -----------------
SHORT-TERM INVESTMENTS - 9.36%
         United Missouri Bank Money Market Fund                                                                381,171
-----------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES - 0.90%                                                                           36,778
                                                                                                     -----------------

TOTAL NET ASSETS - 100%                                                                              $       4,073,003
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 46.17%
Biotechnology
         Cambrex Corporation                                                              4,000      $          174,400
-----------------------------------------------------------------------------------------------------------------------

Chemicals - Specialty
         Cabot Corporation                                                                5,000                 178,500
         Cabot Micro Electronics, Inc.                                                    2,000                 158,500
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                337,000
-----------------------------------------------------------------------------------------------------------------------

Communications
         Nokia Corporation - ADR Sponsored                                               12,000                 294,360
         Nortel Networks Corporation                                                     20,000                 150,000
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                444,360
-----------------------------------------------------------------------------------------------------------------------

Entertainment
         AT&T - Liberty Media Group Class A*                                             12,000                 168,000
         Viacom, Inc.*                                                                    6,000                 264,900
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                432,900
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Diversified
         Convergys Corporation*                                                           6,000                 224,940
         Household International, Inc.                                                    2,000                 115,880
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                340,820
-----------------------------------------------------------------------------------------------------------------------

Financial Services - Specialty
         Freddie Mac                                                                      4,000                 261,600
-----------------------------------------------------------------------------------------------------------------------

Food
         Kraft Foods, Inc.                                                                4,000                 136,120
-----------------------------------------------------------------------------------------------------------------------

Forest Products
         Rayonier, Inc.                                                                   3,500                 176,645
-----------------------------------------------------------------------------------------------------------------------

Health Care Provider
         Manor Care, Inc.                                                                 6,000                 142,260
-----------------------------------------------------------------------------------------------------------------------

Industrial - Diversified
         Coorstek, Inc.                                                                   5,000                 159,200
         Honeywell International, Inc.                                                    4,000                 135,280
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                294,480
-----------------------------------------------------------------------------------------------------------------------

Industrial & Commercial Services
         GATX Corporation                                                                 4,000                 130,080
         Reliance Steel                                                                   6,000                 157,500
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                287,580
-----------------------------------------------------------------------------------------------------------------------

Insurance - Full Line
         Berkshire Hathaway, Inc. - Class A                                                   2                 151,200
-----------------------------------------------------------------------------------------------------------------------

Insurance - Life
         MetLife, Inc.                                                                    6,000                 190,080
-----------------------------------------------------------------------------------------------------------------------

Media
         AOL Time Warner                                                                  4,500                 144,450
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED

Medical & Biotechnology
         Inverness Medical Technology                                                     6,000      $          108,300
         Johnson & Johnson                                                                7,500                 443,250
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                551,550
-----------------------------------------------------------------------------------------------------------------------

Mining - Diversified
         Newmont Mining Corporation                                                       4,000                  76,440
-----------------------------------------------------------------------------------------------------------------------

Oil Equipment & Services
         Cooper Cameron*                                                                  2,000                  80,720
-----------------------------------------------------------------------------------------------------------------------

Oil, Integrated Majors
         Conoco, Inc. - Class B                                                           5,000                 141,500
-----------------------------------------------------------------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                                                                     2,750                 109,588
-----------------------------------------------------------------------------------------------------------------------

Publishing
         Moodys Corporation                                                               6,000                 239,160
         R H Donnelley Corporation*                                                       7,500                 217,875
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                457,035
-----------------------------------------------------------------------------------------------------------------------

Real Estate
         Catellus Development Corporation*                                               12,000                 220,800
-----------------------------------------------------------------------------------------------------------------------

Retailers - Specialty
         Gap, Inc.                                                                       10,000                 139,400
-----------------------------------------------------------------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft *                                                                      3,000                 198,810
         Reynolds & Reynolds                                                             10,000                 242,500
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                441,310
-----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $3,661,966)                                                                                   5,732,238
                                                                                                     ------------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 37.83%
Aerospace & Defense
         McDonnell Douglas 9.750% 04/01/12                                           $  331,000                 402,146
-----------------------------------------------------------------------------------------------------------------------

Banks - Money Center
         Swiss Bank Corporation - NY 7.000% 10/15/15                                    165,000                 172,740
-----------------------------------------------------------------------------------------------------------------------

Financial Services
         General Electric Credit Corporation 8.125% 05/15/12                            305,000                 350,744
-----------------------------------------------------------------------------------------------------------------------

Food Retailers
         McDonald's Corporation 8.875% 04/01/11                                         234,000                 281,890
         Safeway, Inc. 9.875% 03/15/07                                                  343,000                 406,915
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                688,805
-----------------------------------------------------------------------------------------------------------------------

Industrial
         Tenneco Packaging PTV 8.000% 04/15/07                                           50,000                  53,714
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Principal
                                                                                         Amount                   Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Insurance - Full Line
         Cigna Corporation 8.250% 01/01/07                                           $  351,000      $          384,452
-----------------------------------------------------------------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125% 03/01/11                                             480,000                 568,985
-----------------------------------------------------------------------------------------------------------------------

Pipelines
         PGE Gas Transmission 7.800% 06/01/25                                            37,000                  31,030
-----------------------------------------------------------------------------------------------------------------------

Telephone Systems
         NYNEX Corporation 9.550% 05/01/10                                              316,515                 352,908
-----------------------------------------------------------------------------------------------------------------------

Utilities - Electric
         Cleveland Electric Illuminating 9.500% 05/15/05                                143,000                 145,641
         Niagara Mohawk Power 9.750% 11/01/05                                           370,000                 415,122
         Potomac Electric Power Company 6.875% 09/01/23                                 100,000                  96,272
         Potomac Electric Power Company 6.500% 03/15/08                                 110,000                 111,509
         Public Service Electric & Gas 7.375% 03/01/14                                   55,000                  56,100
         Public Service Electric & Gas 6.125% 08/01/02                                  210,000                 213,194
         Public Service Electric & Gas 6.250% 01/01/07                                   50,000                  49,883
         Public Service Electric & Gas 7.000% 09/01/24                                   92,000                  88,280
         Toledo Edison Company 7.875% 08/01/04                                          485,000                 515,615
-----------------------------------------------------------------------------------------------------------------------

                                                                                                              1,691,616
-----------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $4,579,332)                                                                                   4,697,140
                                                                                                     ------------------

                                                                                      Number of
                                                                                         Shares                   Value
-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 3.62%
Real Estate Investment Trusts
         Price Legacy Corporation Preferred A                                            30,000                 450,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $420,630)                                                                                       450,000
                                                                                                     ------------------
COMMERCIAL PAPER - 2.96%
Financial Services
         Salomon, Inc. Variable Rate 09/30/03                                           358,000                 367,480
-----------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
         (Cost: $346,223)                                                                                       367,480
                                                                                                     ------------------
TOTAL INVESTMENT SECURITIES - 90.58%
         (Cost: $9,008,151)                                                                          $       11,246,858
                                                                                                     ------------------
SHORT-TERM INVESTMENTS - 10.26%
         United Missouri Bank Money Market Fund                                                               1,274,717
-----------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES - (0.84%)                                                                        (104,850)
                                                                                                     ------------------

TOTAL NET ASSETS - 100%                                                                              $       12,416,725
-----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                  Value
----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 54.43%
Building Materials
         Home Depot, Inc.                                                                   300      $          15,303
----------------------------------------------------------------------------------------------------------------------

Biotechnology
         Cambrex Corporation                                                                500                 21,800
----------------------------------------------------------------------------------------------------------------------

Commercial Services
         Tetra Technologies, Inc.                                                         1,250                 24,888
----------------------------------------------------------------------------------------------------------------------

Diversified Companies
         General Electric                                                                 1,000                 40,080
----------------------------------------------------------------------------------------------------------------------

Educational Services
         Career Education Corporation                                                       600                 20,568
----------------------------------------------------------------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                                                                    400                 20,192
----------------------------------------------------------------------------------------------------------------------

Gas - Integrated
         Baker Hughes, Inc.                                                                 400                 14,588
----------------------------------------------------------------------------------------------------------------------

Industrial - Diversified
         Tyco International, Ltd.                                                         1,000                 58,900
----------------------------------------------------------------------------------------------------------------------

Medical & Biotechnology
         Amgen, Inc.                                                                        500                 28,220
         Johnson & Johnson                                                                  800                 47,280
----------------------------------------------------------------------------------------------------------------------

                                                                                                                75,500
----------------------------------------------------------------------------------------------------------------------

Medical Equipment, Devices & Supplies
         Becton, Dickinson and Company                                                    1,000                 33,150
         St. Jude Medical, Inc.                                                             600                 46,590
----------------------------------------------------------------------------------------------------------------------

                                                                                                                79,740
----------------------------------------------------------------------------------------------------------------------

Oil - Drilling
         BJ Services Company                                                                600                 19,470
----------------------------------------------------------------------------------------------------------------------

Oil - Integrated
         Anadarko Petroleum Corporation                                                     500                 28,425
         Apache Corporation                                                                 300                 14,964
         Exxon Mobil Corporation                                                            400                 15,720
----------------------------------------------------------------------------------------------------------------------

                                                                                                                59,109
----------------------------------------------------------------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                                                                       600                 23,910
----------------------------------------------------------------------------------------------------------------------

Restaurants
         Starbucks Corporation                                                              800                 15,240
----------------------------------------------------------------------------------------------------------------------

Semiconductor & Related
         Xilinx, Inc.*                                                                      400                 15,620
----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                  Value
----------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED

Software & Computer Processing Equipment
         Oracle Corporation*                                                                800      $          11,048
         Peoplesoft, Inc.                                                                   500                 20,100
----------------------------------------------------------------------------------------------------------------------

                                                                                                                31,148
----------------------------------------------------------------------------------------------------------------------

Transportation Equipment
         A.C.L.N. Limited                                                                 2,500                 23,175
----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $569,490)                                                                                      559,231
                                                                                                     -----------------
TOTAL INVESTMENT SECURITIES - 54.43%
         (Cost: $569,490)                                                                            $         559,231
                                                                                                     -----------------
SHORT-TERM INVESTMENTS - 44.82%
         United Missouri Bank Money Market Fund                                                                460,571

OTHER ASSETS LESS LIABILITIES - 0.75%                                                                            7,738
                                                                                                     -----------------

TOTAL NET ASSETS - 100%                                                                              $       1,027,540
----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                  Value
----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 105.81%
Apparel
         Ashworth, Inc.*                                                                 32,000      $         252,480
----------------------------------------------------------------------------------------------------------------------

Banks - Regional
         East West Bancorp, Inc.                                                         30,000                772,500
         Nara Bank National Association                                                  25,000                381,250
----------------------------------------------------------------------------------------------------------------------

                                                                                                             1,153,750
----------------------------------------------------------------------------------------------------------------------

Building Materials
         Elcor Corporation                                                               15,000                416,850
----------------------------------------------------------------------------------------------------------------------

Chemicals
         Ocean Bio-Chem, Inc.*                                                           50,000                 74,000
----------------------------------------------------------------------------------------------------------------------

Computer & Related Equipment
         Intervoice, Inc.*                                                               35,000                448,000
----------------------------------------------------------------------------------------------------------------------

Communications
         Clearone Communications, Inc. *                                                 15,000                250,200
         Bell Microproducts, Inc.*                                                       27,000                340,740
----------------------------------------------------------------------------------------------------------------------

                                                                                                               590,940
----------------------------------------------------------------------------------------------------------------------

Construction - Building
         Modtech Holding, Inc.*                                                          25,000                206,250
----------------------------------------------------------------------------------------------------------------------

Containers/Packaging
         Mobile Mini, Inc.*                                                              20,000                782,400
----------------------------------------------------------------------------------------------------------------------

Financial Services
         First Cash Financial Services, Inc.*                                            25,000                170,000
----------------------------------------------------------------------------------------------------------------------

Food
         Monterey Pasta Company *                                                        25,000                186,500
----------------------------------------------------------------------------------------------------------------------

Footwear
         Genesco, Inc.*                                                                  12,000                249,120
----------------------------------------------------------------------------------------------------------------------

Gas
         Energen Corporation                                                                100                  2,465
----------------------------------------------------------------------------------------------------------------------

Health Care Provider
         America Service Group*                                                          32,000                244,160
----------------------------------------------------------------------------------------------------------------------

Home Furnishings
         Craftmade International, Inc.                                                    7,200                113,112
         Haverty Furniture                                                               19,900                329,345
----------------------------------------------------------------------------------------------------------------------

                                                                                                               442,457
----------------------------------------------------------------------------------------------------------------------

Insurance - Full Line
         Gainsco, Inc.*                                                                  20,000                 32,000
----------------------------------------------------------------------------------------------------------------------

Insurance - Specialty
         Warrantech Corporation*                                                         35,000                 19,250
----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                                      Number of
                                                                                         Shares                  Value
----------------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED

Oil - Secondary
         Chesapeake Energy Corporation*                                                  50,000      $         330,500
         Remington Oil & Gas Corporation*                                                13,000                224,900
----------------------------------------------------------------------------------------------------------------------

                                                                                                               555,400
----------------------------------------------------------------------------------------------------------------------

Oilfield Equipment & Services
         Seitel, Inc.*                                                                   16,000                217,600
         Carbo Ceramics, Inc.                                                             8,500                332,860
----------------------------------------------------------------------------------------------------------------------

                                                                                                               550,460
----------------------------------------------------------------------------------------------------------------------

Railroads
         Railamerica, Inc.*                                                              70,000              1,011,500
----------------------------------------------------------------------------------------------------------------------

Retail - Specialty
         Sonic Automotive, Inc.*                                                         23,000                539,120
----------------------------------------------------------------------------------------------------------------------

Semiconductor & Related
         Camtek Limited*                                                                 85,000                306,000
----------------------------------------------------------------------------------------------------------------------

Software & Processing
         Carreker Corporation*                                                           50,000                295,000
----------------------------------------------------------------------------------------------------------------------

Technology
         MKS Instruments, Inc.*                                                          15,000                405,450
----------------------------------------------------------------------------------------------------------------------

Transportation Equipment
         A.C.L.N. Limited*                                                               18,000                166,860
----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $6,886,440)                                                                                  9,100,412
                                                                                                     -----------------
TOTAL INVESTMENT SECURITIES - 105.81%
         (Cost: $6,886,440)                                                                          $       9,100,412
                                                                                                     -----------------

OTHER ASSETS LESS LIABILITIES - (5.81%)                                                                       (499,605)
                                                                                                     -----------------

TOTAL NET ASSETS - 100%                                                                              $       8,600,807
----------------------------------------------------------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                             INCOME
                                                           GOVERNMENT           AND
                                                           SECURITIES        EQUITY
                                                                 FUND          FUND
                                                         ------------  ------------
ASSETS
         Investment Securities
             At cost                                     $ 8,995,377   $ 3,550,833
                                                         ===========   ===========
             At market value                             $ 9,156,656   $ 3,655,054
             Short-term investments, at cost, which is
                  equal to market                          1,451,324       381,171
         Accrued income receivable                            94,791        66,275
         Receivable from investment manager (Note 3)           7,605         4,712
         Receivable for capital shares sold                      528           509
         Other assets                                            485           235
                                                         -----------   -----------
         Total assets                                     10,711,389     4,107,956
                                                         -----------   -----------
LIABILITIES
         Bank Overdraft                                            -             -
         Payable for investments purchased                         -             -
         Payable for fund shares redeemed                     10,354        19,298
         Accounts payable                                     36,237        13,474
         Accounts payable to related parties (Note 3)          5,400         2,181
         Payable to Investment Manager (Note 3)                    -             -
                                                         -----------   -----------
         Total liabilities                                    51,991        34,953
                                                         -----------   -----------
    NET ASSETS                                           $10,659,398   $ 4,073,003
                                                         -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                  10,495,280     4,037,555
         Accumulated undistributed net investment
             income                                                -         2,670
         Accumulated undistributed net realized gains
             (losses) on security transactions                 2,839       (71,443)
         Net unrealized appreciation (depreciation) of
             investments                                     161,279       104,221
                                                         -----------   -----------
         Net assets at December 31, 2001                 $10,659,398   $ 4,073,003
                                                         -----------   -----------
CLASS A:
         Net assets                                      $ 6,487,473   $ 2,707,763
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  638,932       262,718
         Net asset value and redemption price per share  $     10.15   $     10.31
                                                         ===========   ===========
         Maximum offering price per share                $     10.66   $     10.82
         Sales load                                             4.75%         4.75%
CLASS C:
         Net assets                                      $ 4,171,925   $ 1,365,240
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  418,956       136,136
         Net asset value and redemption price per share  $      9.96   $     10.03
                                                         ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                            SMALL
                                                             BALANCED        GROWTH           CAP
                                                                 FUND          FUND          FUND
                                                         ------------  ------------  ------------
ASSETS
         Investment Securities
             At cost                                     $ 9,008,151   $   569,490   $ 6,886,440
                                                         ===========   ===========   ===========
             At market value                             $11,246,858   $   559,231   $ 9,100,412
             Short-term investments, at cost, which is
                  equal to market                          1,274,717       460,571             -
         Accrued income receivable                           105,279           965           504
         Receivable from investment manager (Note 3)               -        11,108             -
         Receivable for capital shares sold                    1,556         1,784         2,621
         Other assets                                            686             -         1,340
                                                         -----------   -----------   -----------
         Total assets                                     12,629,096     1,033,659     9,104,877
                                                         -----------   -----------   -----------
LIABILITIES
         Bank Overdraft                                            -             -       399,159
         Payable for investments purchased                   140,703             -             -
         Payable for fund shares redeemed                     14,371         1,318        65,718
         Accounts payable                                     43,175         3,504        28,165
         Accounts payable to related parties (Note 3)          6,266         1,297         5,613
         Payable to Investment Manager (Note 3)                7,856             -         5,415
                                                         -----------   -----------   -----------
         Total liabilities                                   212,371         6,119       504,070
                                                         -----------   -----------   -----------
    NET ASSETS                                           $12,416,725   $ 1,027,540   $ 8,600,807
                                                         -----------   -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                  10,277,822     1,684,398     6,385,607
         Accumulated undistributed net investment
             income                                                -             -             -
         Accumulated undistributed net realized gains
             (losses) on security transactions               (99,804)     (646,599)        1,228
         Net unrealized appreciation (depreciation) of
             investments                                   2,238,707       (10,259)    2,213,972
                                                         -----------   -----------   -----------
         Net assets at December 31, 2001                 $12,416,725   $ 1,027,540   $ 8,600,807
                                                         -----------   -----------   -----------
CLASS A:
         Net assets                                      $ 5,012,639   $   588,354   $ 7,714,816
                                                         ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000
         Shares outstanding                                  347,537        83,594       506,433
         Net asset value and redemption price per share  $     14.42   $      7.04   $     15.23
                                                         ===========   ===========   ===========
         Maximum offering price per share                $     15.30   $      7.47   $     16.16
         Sales load                                             5.75%         5.75%         5.75%
CLASS C:
         Net assets                                      $ 7,404,087   $   439,186   $   885,991
                                                         ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000
         Shares outstanding                                  522,181        63,720        61,233
         Net asset value and redemption price per share  $     14.18   $      6.89   $     14.47
                                                         ===========   ===========   ===========

                           PACIFIC ADVISORS FUND INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 2001
--------------------------------------------------------------------------------

                                            INCOME
                            GOVERNMENT         AND
                            SECURITIES      EQUITY
                                  FUND        FUND
                           -----------  ----------
INVESTMENT INCOME
    Dividends              $   10,140   $  26,850
    Interest                  466,828     199,331
                           ----------   ---------
         Total Income         476,968     226,181
                           ----------   ---------

EXPENSES
    Investment Management
       Fees                    67,203      27,924
    Transfer Agent Fees        32,980      29,595
    Fund Accounting Fees       50,996      20,564
    Legal Fees                 25,628      11,249
    Audit Fees                 22,941       8,010
    Registration Fees          12,339       7,914
    Printing                    6,379       6,665
    Custody Fees                8,997       8,047
    Director
       Fees/Meetings            2,699       1,099
    Distribution Fees
       (Note 3)                51,776      17,084
    Other Expense               2,486       1,491
                           ----------   ---------
         Total Expenses,
            before
           reimbursements     284,424     139,642
    Less fees waived and
       expenses
       reimbursed
       (Note 3)                88,781      63,852
                           ----------   ---------
         Net Expenses         195,643      75,790
                           ----------   ---------
NET INVESTMENT INCOME
    (LOSS)                    281,325     150,391
                           ----------   ---------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments            391,275      (3,647)

    Net Unrealized
       appreciation
       (depreciation) of
       investments           (727,872)    (83,355)
                           ----------   ---------
                             (336,597)    (87,002)
                           ----------   ---------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $  (55,272)  $  63,389
                           ----------   ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                       SMALL
                            BALANCED      GROWTH         CAP
                                FUND        FUND        FUND
                           ---------  ----------  ----------
INVESTMENT INCOME
    Dividends              $ 78,196   $   4,268   $  21,924
    Interest                364,888      11,657       3,069
                           --------   ---------   ---------
         Total Income       443,084      15,925      24,993
                           --------   ---------   ---------

EXPENSES
    Investment Management
       Fees                  86,755       9,969      62,870
    Transfer Agent Fees      48,830      29,187      55,040
    Fund Accounting Fees     59,927      17,338      45,207
    Legal Fees               41,220       3,681      29,518
    Audit Fees               33,155       2,834      28,097
    Registration Fees        26,435       2,601      23,361
    Printing                 32,029       7,777      31,276
    Custody Fees              9,254       7,756       9,471
    Director
       Fees/Meetings          3,951         414       2,995
    Distribution Fees
       (Note 3)              73,926       7,632      24,970
    Other Expense             3,609       1,124      11,548
                           --------   ---------   ---------
         Total Expenses,
            before
           reimbursements   419,091      90,313     324,353
    Less fees waived and
       expenses
       reimbursed
       (Note 3)                   -      52,440           -
                           --------   ---------   ---------
         Net Expenses       419,091      37,873     324,353
                           --------   ---------   ---------
NET INVESTMENT INCOME
    (LOSS)                   23,993     (21,948)   (299,360)
                           --------   ---------   ---------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments          (97,966)   (638,048)    673,794

    Net Unrealized
       appreciation
       (depreciation) of
       investments         (528,712)    189,580     981,573
                           --------   ---------   ---------
                           (626,678)   (448,468)  1,655,367
                           --------   ---------   ---------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $(602,685) $(470,416)  $1,356,007
                           --------   ---------   ---------

                           PACIFIC ADVISORS FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                            GOVERNMENT SECURITIES FUND      INCOME AND EQUITY FUND
                           ----------------------------  ----------------------------
                              Year ended     Year ended     Year ended     Year ended
                            December 31,   December 31,   December 31,   December 31,
                                    2001           2000           2001           2000
                           -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)            $     281,325  $     237,066  $     150,391  $     163,429
    Net realized gain
         (loss) on
         investments             391,275        218,947         (3,647)       (67,877)
    Change in net
         unrealized
         appreciation
         (depreciation)
         of investments         (727,872)       781,115        (83,355)        74,485
                           -------------  -------------  -------------  -------------
    Increase (decrease)
         in net assets
         resulting from
         operations              (55,272)     1,237,128         63,389        170,037
                           -------------  -------------  -------------  -------------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net investment
             income             (188,071)      (171,865)      (103,899)      (126,302)
         Net capital
             gains              (236,533)      (151,237)             -              -

    Class C:
         Net investment
             income              (96,121)       (60,970)       (46,153)       (36,471)
         Net capital
             gains              (153,142)       (68,047)             -              -
                           -------------  -------------  -------------  -------------
    Decrease in net
         assets resulting
         from
         distributions          (673,867)      (452,119)      (150,052)      (162,773)
                           -------------  -------------  -------------  -------------

    FROM CAPITAL SHARE
         TRANSACTIONS
         (NOTE 5)
    Proceeds from shares
         sold                  3,747,786      2,647,853      1,639,965        294,282
    Proceeds from shares
         purchased by
         reinvestment of
         dividends               476,293        352,862         88,310        107,440
    Cost of shares
         repurchased          (1,587,968)    (2,176,701)      (600,068)    (1,892,359)
                           -------------  -------------  -------------  -------------
    Increase (decrease)
         in net assets
         derived from
         capital share
         transactions          2,636,111        824,014      1,128,207     (1,490,637)
                           -------------  -------------  -------------  -------------

    INCREASE (DECREASE)
         IN NET ASSETS         1,906,972      1,609,023      1,041,544     (1,483,373)

NET ASSETS
    Beginning of period        8,752,426      7,143,403      3,031,459      4,514,832
                           -------------  -------------  -------------  -------------
    End of period          $  10,659,398  $   8,752,426  $   4,073,003  $   3,031,459
                           -------------  -------------  -------------  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                  BALANCED FUND                  GROWTH FUND                  SMALL CAP FUND
                           ----------------------------  ----------------------------  ----------------------------
                              Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                            December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                    2001           2000           2001           2000           2001           2000
                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)            $      23,993  $      90,287  $     (21,948) $      (8,187) $    (299,360) $    (229,236)
    Net realized gain
         (loss) on
         investments             (97,966)        43,420       (638,048)        (8,551)       673,794       (197,177)
    Change in net
         unrealized
         appreciation
         (depreciation)
         of investments         (528,712)       762,447        189,580       (282,457)       981,573      1,185,877
                           -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease)
         in net assets
         resulting from
         operations             (602,685)       896,154       (470,416)      (299,195)     1,356,007        759,464
                           -------------  -------------  -------------  -------------  -------------  -------------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net investment
             income              (29,846)       (57,427)             -              -              -              -
         Net capital
             gains                     -        (27,057)             -              -       (424,341)       (45,365)

    Class C:
         Net investment
             income              (12,112)       (26,785)             -              -              -              -
         Net capital
             gains                     -        (21,127)             -              -        (51,047)        (3,243)
                           -------------  -------------  -------------  -------------  -------------  -------------
    Decrease in net
         assets resulting
         from
         distributions           (41,958)      (132,396)             -              -       (475,388)       (48,608)
                           -------------  -------------  -------------  -------------  -------------  -------------

    FROM CAPITAL SHARE
         TRANSACTIONS
         (NOTE 5)
    Proceeds from shares
         sold                  4,492,256      4,274,289        302,279      1,417,413      6,321,864        658,736
    Proceeds from shares
         purchased by
         reinvestment of
         dividends                33,535        113,140              -              -        352,143         37,101
    Cost of shares
         repurchased          (1,965,499)    (3,209,616)      (356,953)      (171,454)    (5,949,108)    (1,846,368)
                           -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease)
         in net assets
         derived from
         capital share
         transactions          2,560,292      1,177,813        (54,674)     1,245,959        724,899     (1,150,531)
                           -------------  -------------  -------------  -------------  -------------  -------------

    INCREASE (DECREASE)
         IN NET ASSETS         1,915,649      1,941,571       (525,090)       946,764      1,605,518       (439,675)

NET ASSETS
    Beginning of period       10,501,076      8,559,505      1,552,630        605,866      6,995,289      7,434,964
                           -------------  -------------  -------------  -------------  -------------  -------------
    End of period          $  12,416,725  $  10,501,076  $   1,027,540  $   1,552,630  $   8,600,807  $   6,995,289
                           -------------  -------------  -------------  -------------  -------------  -------------

                           PACIFIC ADVISORS FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers five Funds: Government Securities Fund, Income and Equity, Balanced Fund, Growth Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis. Premium or discount on debt securities are amortized.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal Income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Fund

        D. FEDERAL INCOME TAX. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

        At December 31,2001, components of distributable earnings on a tax basis were as follows:

                                                          Government
                                                          Securities     Income and      Balanced        Growth     Small Cap
                                                                Fund    Equity Fund          Fund          Fund          Fund
Undistributed ordinary income                                  1,356          2,751           960            --            --
Undistributed long-term gains                                  1,483             --            --            --         3,311
Capital loss carryforward*                                        --        (33,944)      (71,179)     (625,810)           --
Net unrealized appreciation (depreciation) on
  investments                                                161,279         66,641     2,209,122       (31,048)    2,211,889
                                                        ------------    -----------    ----------    ----------    ----------
Distributable Earnings                                       164,118         35,448     2,138,903      (656,858)    2,215,200

        Difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

        * At December 31,2001, the following had accumulated net realized losses on investment transactions that represent capital loss forwards for Federal Income Tax Purposes, which expire as follows:

                                                                    Capital losses expiring in:
                                                                -----------------------------------
                                                                     2008         2009        Total
Income and Equity Fund                                            (33,944)          --      (33,944)
Balanced Fund                                                          --      (71,179)     (71,179)
Growth Fund                                                        (6,793)    (619,017)    (625,810)

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

        E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

        F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account for and report distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of income, Capital Gain and Return of Capital Distribution by Investment Companies. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carryforwards and net realized loss on foreign currency transactions. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interest in the Funds.

        For the Year ended December 31,2001, reclassifications among the components of net assets are as follows:

                                        Accumulated
                                      undistributed
                                     net investment        Paid in
                                             Income        Capital
Government Securities Fund        $             451    $      (451)
Balanced Fund                                 9,555         (9,555)
Growth Fund                                  31,519        (31,519)
Small Cap Fund                            1,649,635     (1,649,635)

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS.

        The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

        The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund and 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds. The Investment Manager has entered into sub-advisory agreements ("Sub-Advisory Agreement") with Bache Capital Management and Spectrum Asset Management, Inc. ("Advisors") for the Balanced and Government Securities Fund respectively. It has also entered into a co-management agreement ("Co-management Agreement") with Bache Capital Management ("Advisor") for the Income and Equity Fund. The Investment Manager is solely responsible for the payment of these fees to the Advisors.

        In accordance with Expense Limitation agreements with the Company, the Investment Manager is required to waive fees and/or reimburse expenses in amounts necessary to keep the total Fund operating expenses of certain Funds (as a percentage of average net assets) at or below the percentages shown below:

                                                Class A     Class C
Government Securities Fund                         1.65%       2.40%
Income and Equity Fund                             1.85%       2.60%
Growth Fund                                        2.50%       3.25%

        These agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/or absorb certain expenses for the Funds.

        Pursuant to the Expense Limitation Agreements, voluntary waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived or reimbursed for the year ended December 31, 2001.

                                                            Expense
                                         Management      Reimburse-
                                               Fees           ments
Government Securities Fund           $       67,203    $     21,578
Income and Equity Fund                       27,924          35,928
Growth Fund                                   9,969          42,471

        With the exception of the Growth Fund, these waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense levels in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as each fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager on a fund by fund basis. As of December 31, 2001, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations are:

Government Securities Fund        $789,788
Income and Equity Fund             586,643
Balanced Fund                      330,893
Small Cap Fund                     217,445

        For the year ended December 31, 2001, Pacific Global Fund
Distributors, Inc. (PGFD), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized istributors as commissions. The amounts are as follows:

                                     Underwriting
                                             Fees        Commissions
                                         Retained               Paid
Government Securities Fund        $         1,398    $         7,634
Income and Equity Fund                      1,786              7,763
Balanced Fund                               2,272              9,835
Growth Fund                                   818              3,812
Small Cap Fund                              2,801             12,021

        PGFD is a wholly-owned subsidiary of the Investment Manager.

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

        The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with minimum charges of $1,250 per month and $750 per month, respectively, for the A and C share accounts. PGIS is a wholly owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares, respectively. For the period ended December 31, 2001, total service fees were:

Government Securities Fund        $ 51,776
Income and Equity Fund              17,084
Balanced Fund                       73,926
Growth Fund                          7,632
Small Cap Fund                      24,970

NOTE 4. PURCHASE AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on tax basis by each Fund for the year ended and as of December 31, 2001.

                                         Year ended December 31 2001                         As of December 31 2001
                                                                                        Gross            Gross     Net Unrealized
                                          Cost of             Proceeds             Unrealized       Unrealized       Appreciation
                                        Purchases           From Sales           Appreciation     Depreciation     (Depreciation)
Government Securities Fund             $5,915,563         $  6,001,043         $      201,671   $       40,392   $        161,279
Income and Equity Fund                  2,192,217            1,295,299                240,628          173,987             66,641
Balanced Fund                           5,962,565            4,297,442              2,358,899          149,777          2,209,122
Growth Fund                               537,078              626,081                 31,003           62,051            (31,048)
Small Cap Fund                          4,130,004            3,679,491              3,118,226          906,337          2,211,889

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

NOTE 5. CAPITAL SHARE TRANSACTIONS

                                                                     Year ended                             Year ended
                                                                 December 31, 2001                      December 31, 2000
                                                          --------------------------------       --------------------------------
                                                                Shares              Amount             Shares              Amount
                                                          ------------ -------------------       ------------ -------------------
GOVERNMENT SECURITIES FUND
CLASS A
Shares Sold                                                    183,496 $         1,958,761            187,881 $         1,957,955
Reinvestment of Distributions                                   23,157             239,011             21,643             230,059
                                                          ------------ -------------------       ------------ -------------------
                                                               206,653           2,197,772            209,524           2,188,014
Shares Repurchased                                            (125,468)          (1,327,580)         (187,527)          (1,895,110)
                                                          ------------ -------------------       ------------ -------------------
Net Increase                                                    81,185 $           870,192             21,997 $           292,904
                                                          ============ ===================       ============ ===================
CLASS C
Shares Sold                                                    170,695 $         1,789,025             66,562 $           689,898
Reinvestment of Distributions                                   23,526             237,282             11,652             122,803
                                                          ------------ -------------------       ------------ -------------------
                                                               194,221           2,026,307             78,214             812,701
Shares Repurchased                                             (24,999)            (260,388)          (28,118)            (281,591)
                                                          ------------ -------------------       ------------ -------------------
Net Increase                                                   169,222 $         1,765,919             50,096 $           531,110
                                                          ============ ===================       ============ ===================

                                                                     Year ended                             Year ended
                                                                 December 31, 2001                      December 31, 2000
                                                          --------------------------------       --------------------------------
                                                                Shares              Amount             Shares              Amount
                                                          ------------ -------------------       ------------ -------------------

INCOME AND EQUITY FUND
CLASS A
Shares Sold                                                     81,153 $           865,675             17,039 $           175,597
Reinvestment of Distributions                                    4,103              43,103              6,881              71,210
                                                          ------------ -------------------       ------------ -------------------
                                                                85,256             908,778             23,920             246,807
Shares Repurchased                                             (35,101)            (375,038)          (68,163)            (702,798)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                         50,155 $           533,740            (44,243) $          (455,991)
                                                          ============ ===================       ============ ===================
CLASS C
Shares Sold                                                     73,799 $           774,290             11,690 $           118,685
Reinvestment of Distributions                                    4,414              45,207              3,570              36,230
                                                          ------------ -------------------       ------------ -------------------
                                                                78,213             819,497             15,260             154,915
Shares Repurchased                                             (21,469)            (225,030)         (117,805)          (1,189,561)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                         56,744 $           594,467           (102,545) $        (1,034,646)
                                                          ============ ===================       ============ ===================

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                     Year ended                             Year ended
                                                                 December 31, 2001                      December 31, 2000
                                                          --------------------------------       --------------------------------
                                                                Shares              Amount             Shares              Amount
                                                          ------------ -------------------       ------------ -------------------

BALANCED FUND
CLASS A
Shares Sold                                                     52,024 $           785,572             80,082 $         1,170,535
Reinvestment of Distributions                                    1,525              21,789              4,463              67,121
                                                          ------------ -------------------       ------------ -------------------
                                                                53,549             807,361             84,545           1,237,656
Shares Repurchased                                             (96,396)          (1,459,083)         (193,186)          (2,841,266)
                                                          ------------ -------------------       ------------ -------------------
Net Decrease                                                   (42,847) $          (651,722)         (108,641) $        (1,603,610)
                                                          ============ ===================       ============ ===================
CLASS C
Shares Sold                                                    252,091 $         3,706,684            214,679 $         3,103,754
Reinvestment of Distributions                                      836              11,746              3,103              46,019
                                                          ------------ -------------------       ------------ -------------------
                                                               252,927           3,718,430            217,782           3,149,773
Shares Repurchased                                             (34,806)            (506,416)          (25,281)            (368,350)
                                                          ------------ -------------------       ------------ -------------------
Net Increase                                                   218,121 $         3,212,014            192,501 $         2,781,423
                                                          ============ ===================       ============ ===================

                                                                     Year ended                             Year ended
                                                                 December 31, 2001                      December 31, 2000
                                                          --------------------------------       --------------------------------
                                                                Shares              Amount             Shares              Amount
                                                          ------------ -------------------       ------------ -------------------

GROWTH FUND
CLASS A
Shares Sold                                                     15,377 $           125,475             64,357 $           750,071
Reinvestment of Distributions                                        -                   -                  -                   -
                                                          ------------ -------------------       ------------ -------------------
                                                                15,377             125,475             64,357             750,071
Shares Repurchased                                             (15,660)            (116,875)           (8,567)             (99,049)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                           (283) $             8,600            55,790 $           651,022
                                                          ============ ===================       ============ ===================
CLASS C
Shares Sold                                                     20,796 $           176,804             57,205 $           667,342
Reinvestment of Distributions                                        -                   -                  -                   -
                                                          ------------ -------------------       ------------ -------------------
                                                                20,796             176,804             57,205             667,342
Shares Repurchased                                             (32,100)            (240,078)           (6,124)             (72,405)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                        (11,304) $           (63,274)           51,081 $           594,937
                                                          ============ ===================       ============ ===================

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2001
--------------------------------------------------------------------------------

                                                                     Year ended                             Year ended
                                                                 December 31, 2001                      December 31, 2000
                                                          --------------------------------       --------------------------------
                                                                Shares              Amount             Shares              Amount
                                                          ------------ -------------------       ------------ -------------------

SMALL CAP FUND
CLASS A
Shares Sold                                                    389,300 $         5,904,727             42,227 $           516,240
Reinvestment of Distributions                                   20,818             307,699              2,637              34,382
                                                          ------------ -------------------       ------------ -------------------
                                                               410,118           6,212,426             44,864             550,622
Shares Repurchased                                            (391,052)          (5,865,605)         (139,943)          (1,667,540)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                         19,066 $           346,821            (95,079) $        (1,116,918)
                                                          ============ ===================       ============ ===================
CLASS C
Shares Sold                                                     28,912 $           417,137             11,870 $           142,496
Reinvestment of Distributions                                    3,166              44,444                214               2,719
                                                          ------------ -------------------       ------------ -------------------
                                                                32,078             461,581             12,084             145,215
Shares Repurchased                                              (5,668)             (83,503)          (15,732)            (178,828)
                                                          ------------ -------------------       ------------ -------------------
Net Increase (decrease)                                         26,410 $           378,078             (3,648) $           (33,613)
                                                          ============ ===================       ============ ===================

                           PACIFIC ADVISORS FUND INC.
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                         GOVERNMENT SECURITIES FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2001      2000      1999      1998      1997
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 10.88   $  9.74   $ 10.59   $  9.87   $  9.30
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment income                  0.31      0.35      0.30      0.34      0.35
          Net realized and unrealized gains
               (losses) on securities           (0.37)     1.41     (0.84)     1.38      0.71
                                              -------   -------   -------   -------   -------
     Total from investment operations           (0.06)     1.76     (0.54)     1.72      1.06
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income            (0.29)    (0.34)    (0.29)    (0.33)    (0.35)
          From net capital gains                (0.38)    (0.28)    (0.02)    (0.67)    (0.14)
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.67)    (0.62)    (0.31)    (1.00)    (0.49)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 10.15   $ 10.88   $  9.74   $ 10.59   $  9.87
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                     (0.49)%   18.42%    (5.04)%   17.82%    11.72%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 6,487   $ 6,071   $ 5,220   $ 5,456   $ 3,939
     Ratio of net investment income to
        average net assets
               With expense reductions           3.01%     3.46%     2.99%     3.32%     3.36%
               Without expense reductions        2.22%     2.08%     1.02%     1.04%     1.51%
     Ratio of expenses to average net assets
               With expense reductions           1.65%     1.65%     1.60%     1.66%     1.65%
               Without expense reductions        2.43%     3.03%     3.57%     3.94%     3.51%
     Fund portfolio turnover rate               75.81%    22.21%   147.01%    41.98%    68.52%

                                                                  Class C
                                              -----------------------------------------------
                                                   For the year ended
                                                      December 31,           April 2, 1998(c)
                                              ----------------------------                 to
                                                  2001      2000      1999  December 31, 1998
                                              -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 10.74   $  9.63   $ 10.50   $          10.24
                                              -------   -------   -------   ----------------
     Income from investing operations
          Net investment income                  0.25      0.29      0.27               0.23
          Net realized and unrealized gains
              (losses) on securities            (0.38)     1.38     (0.88)              1.02
                                              -------   -------   -------   ----------------
     Total from investment operations           (0.13)     1.67     (0.61)              1.25
                                              -------   -------   -------   ----------------
     Less distributions
          From net investment income            (0.27)    (0.28)    (0.24)             (0.32)
          From net capital gains                (0.38)    (0.28)    (0.02)             (0.67)
                                              -------   -------   -------   ----------------
     Total distributions                        (0.65)    (0.56)    (0.26)             (0.99)
                                              -------   -------   -------   ----------------
     Net asset value, end of period           $  9.96   $ 10.74   $  9.63   $          10.50
                                              -------   -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                     (1.21)%   17.57%    (5.77)%            12.48%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 4,172   $ 2,682   $ 1,923   $            795
     Ratio of net investment income to
        average net assets
               With expense reductions           2.25%     2.79%     2.18%              2.05%(a)
               Without expense reductions        1.28%     1.23%     0.22%              0.63%(a)
     Ratio of expenses to average net assets
               With expense reductions           2.40%     2.36%     2.38%              1.06%(a)
               Without expense reductions        3.37%     3.92%     4.34%              2.48%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                           INCOME AND EQUITY FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2001      2000      1999      1998      1997
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 10.43   $ 10.39   $ 10.74   $  9.98   $  9.42
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment income                  0.42      0.52      0.43      0.37      0.33
          Net realized and unrealized gains
               (losses) on securities           (0.14)     0.07     (0.39)     0.83      0.56
                                              -------   -------   -------   -------   -------
     Total from investment operations            0.28      0.59      0.04      1.20      0.89
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income            (0.40)    (0.55)    (0.37)    (0.34)    (0.33)
          From net capital gains                    -         -     (0.02)    (0.10)        -
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.40)    (0.55)    (0.39)    (0.44)    (0.33)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 10.31   $ 10.43   $ 10.39   $ 10.74   $  9.98
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                      2.63%     6.03%     0.19%    12.14%     9.60%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 2,708   $ 2,217   $ 2,664   $ 2,646   $ 1,894
     Ratio of net investment income to
        average net assets
               With expense reductions           4.28%     4.67%     4.08%     3.68%     3.56%
               Without expense reductions        2.66%     2.76%     1.86%     0.83%    (0.96)%
     Ratio of expenses to average net assets
               With expense reductions           1.85%     1.83%     1.85%     1.83%     1.85%
               Without expense reductions        3.47%     3.75%     4.06%     4.67%     6.38%
     Fund portfolio turnover rate               43.38%    21.83%    37.34%    16.72%    42.30%

                                                                  Class C
                                              -----------------------------------------------
                                                   For the year ended
                                                      December 31,           April 2, 1998(c)
                                              ----------------------------                 to
                                                  2001      2000      1999  December 31, 1998
                                              -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 10.26   $ 10.15   $ 10.62   $          10.39
                                              -------   -------   -------   ----------------
     Income from investing operations
          Net investment income                  0.42      0.35      0.41               0.22
          Net realized and unrealized gains
              (losses) on securities            (0.22)     0.10     (0.43)              0.43
                                              -------   -------   -------   ----------------
     Total from investment operations            0.20      0.45     (0.02)              0.65
                                              -------   -------   -------   ----------------
     Less distributions
          From net investment income            (0.43)    (0.34)    (0.43)             (0.32)
          From net capital gains                    -         -     (0.02)             (0.10)
                                              -------   -------   -------   ----------------
     Total distributions                        (0.43)    (0.34)    (0.45)             (0.42)
                                              -------   -------   -------   ----------------
     Net asset value, end of period           $ 10.03   $ 10.26   $ 10.15   $          10.62
                                              -------   -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                      1.81%     4.32%    (0.02)%             6.41%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 1,365   $   815   $ 1,850   $            702
     Ratio of net investment income to
        average net assets
               With expense reductions           3.58%     3.90%     3.45%              2.16%(a)
               Without expense reductions        1.65%     1.88%     1.65%              0.31%(a)
     Ratio of expenses to average net assets
               With expense reductions           2.60%     2.55%     2.51%              1.43%(a)
               Without expense reductions        4.54%     4.57%     4.30%              3.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                               BALANCED FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2001      2000      1999      1998      1997
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 15.22   $ 14.04   $ 12.69   $ 12.06   $ 10.66
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment income                  0.10      0.21      0.12      0.03         -
          Net realized and unrealized gains
               (losses) on securities           (0.81)     1.19      1.47      0.90      1.62
                                              -------   -------   -------   -------   -------
     Total from investment operations           (0.71)     1.40      1.59      0.93      1.62
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income            (0.09)    (0.15)    (0.12)        -     (0.01)
          From net capital gains                    -     (0.07)    (0.12)    (0.30)    (0.21)
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.09)    (0.22)    (0.24)    (0.30)    (0.22)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 14.42   $ 15.22   $ 14.04   $ 12.69   $ 12.06
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                     (4.69)%    9.99%    12.61%     7.76%    15.24%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 5,013   $ 5,942   $ 7,008   $ 6,420   $ 5,593
     Ratio of net investment income to
        average net assets
               With expense reductions           0.55%     1.15%     0.91%     0.22%    (0.03)%
               Without expense reductions        0.55%     0.74%     0.51%    (0.18)%   (0.50)%
     Ratio of expenses to average net assets
               With expense reductions           3.22%     2.88%     3.22%     3.48%     3.28%
               Without expense reductions        3.22%     3.28%     3.62%     3.88%     3.75%
     Fund portfolio turnover rate               42.20%    43.30%    52.47%    53.97%    64.13%

                                                                  Class C
                                              -----------------------------------------------
                                                   For the year ended
                                                      December 31,           April 2, 1998(c)
                                              ----------------------------                 to
                                                  2001      2000      1999  December 31, 1998
                                              -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 14.99   $ 13.91   $ 12.61   $          13.09
                                              -------   -------   -------   ----------------
     Income from investing operations
          Net investment income                  0.01      0.07      0.03              (0.04)
          Net realized and unrealized gains
              (losses) on securities            (0.80)     1.17      1.42              (0.13)
                                              -------   -------   -------   ----------------
     Total from investment operations           (0.79)     1.24      1.45              (0.17)
                                              -------   -------   -------   ----------------
     Less distributions
          From net investment income            (0.02)    (0.09)    (0.03)             (0.01)
          From net capital gains                    -     (0.07)    (0.12)             (0.30)
                                              -------   -------   -------   ----------------
     Total distributions                        (0.02)    (0.16)    (0.15)             (0.31)
                                              -------   -------   -------   ----------------
     Net asset value, end of period           $ 14.18   $ 14.99   $ 13.91   $          12.61
                                              -------   -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                     (5.25)%    8.92%    11.57%             (1.28)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 7,404   $ 4,559   $ 1,552   $            378
     Ratio of net investment income to
        average net assets
               With expense reductions          (0.08)%    0.39%     0.01%             (0.64)%(a)
               Without expense reductions       (0.08)%   (0.01)%   (0.39)%            (0.91)%(a)
     Ratio of expenses to average net assets
               With expense reductions           3.99%     3.63%     4.07%              3.12%(a)
               Without expense reductions        3.99%     4.03%     4.47%              3.39%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                           GROWTH FUND
                                              -------------------------------------
                                                             Class A
                                              -------------------------------------
                                              For the year ended
                                                 December 31,        May 3, 1999(c)
                                              ------------------                 to
                                                  2001      2000  December 31, 1999
                                              -------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $  9.83   $ 11.67   $          10.00
                                              -------   -------   ----------------
     Income from investing operations
          Net investment expense                (0.11)    (0.01)             (0.02)
          Net realized and unrealized gains
             (losses) on securities             (2.68)    (1.83)              1.69
                                              -------   -------   ----------------
     Total from investment operations           (2.79)    (1.84)              1.67
                                              -------   -------   ----------------
     Less distributions
          From net investment income                -         -                  -
          From net capital gains                    -         -                  -
                                              -------   -------   ----------------
     Total distributions                            -         -                  -
                                              -------   -------   ----------------
     Net asset value, end of period           $  7.04   $  9.83   $          11.67
                                              -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                    (28.38)%  (15.77)%            16.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $   588   $   825   $            328
     Ratio of net investment income to
        average net assets
               With expense reductions          (1.26)%   (0.24)%            (0.27)%(a)
               Without expense reductions       (5.44)%   (3.98)%            (8.40)%(a)
     Ratio of expenses to average net assets
               With expense reductions           2.44%     2.50%              1.63%(a)
               Without expense reductions        6.62%     6.23%              9.75%(a)
     Fund portfolio turnover rate               57.61%    16.00%              0.00%

                                                             Class C
                                              -------------------------------------
                                              For the year ended
                                                 December 31,        May 3, 1999(c)
                                              ------------------                 to
                                                  2001      2000  December 31, 1999
                                              -------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $  9.70   $ 11.61   $          10.00
                                              -------   -------   ----------------
     Income from investing operations
          Net investment expense                (0.22)    (0.06)             (0.04)
          Net realized and unrealized gains
             (losses) on securities             (2.59)    (1.85)              1.65
                                              -------   -------   ----------------
     Total from investment operations           (2.81)    (1.91)              1.61
                                              -------   -------   ----------------
     Less distributions
          From net investment income                -         -                  -
          From net capital gains                    -         -                  -
                                              -------   -------   ----------------
     Total distributions                            -         -                  -
                                              -------   -------   ----------------
     Net asset value, end of period           $  6.89   $  9.70   $          11.61
                                              -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                    (28.97)%  (16.45)%            16.10%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $   439   $   728   $            278
     Ratio of net investment income to
        average net assets
               With expense reductions          (2.04)%   (0.97)%            (0.61)%(a)
               Without expense reductions       (5.59)%   (4.04)%            (8.74)%(a)
     Ratio of expenses to average net assets
               With expense reductions           3.23%     3.25%              2.16%(a)
               Without expense reductions        6.77%     6.32%             10.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                               SMALL CAP FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2001      2000      1999      1998      1997
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 13.42   $ 11.98   $ 14.23   $ 17.51   $ 16.47
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment expense                (0.42)    (0.79)    (0.61)    (0.58)    (0.38)
          Net realized and unrealized gains
               (losses) on securities            3.11      2.32     (1.63)    (2.34)     1.52
                                              -------   -------   -------   -------   -------
     Total from investment operations            2.69      1.53     (2.24)    (2.92)     1.14
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income                -         -         -         -         -
          From net capital gains                (0.88)    (0.09)    (0.01)    (0.36)    (0.10)
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.88)    (0.09)    (0.01)    (0.36)    (0.10)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 15.23   $ 13.42   $ 11.98   $ 14.23   $ 17.51
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                     20.23%    12.83%   (15.75)%  (16.66)%    6.95%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 7,715   $ 6,541   $ 6,976   $ 9,331   $11,125
     Ratio of net investment income to
        average net assets
               With expense reductions          (3.44)%   (3.20)%   (3.36)%   (3.71)%   (2.82)%
               Without expense reductions       (3.44)%   (3.20)%   (3.36)%   (3.71)%   (2.99)%
     Ratio of expenses to average net assets
               With expense reductions           3.74%     3.58%     3.92%     4.02%     3.18%
               Without expense reductions        3.74%     3.58%     3.92%     4.02%     3.35%
     Fund portfolio turnover rate               43.89%    44.82%    68.18%    49.63%    30.72%

                                                                  Class C
                                              -----------------------------------------------
                                                   For the year ended
                                                      December 31,           April 2, 1998(c)
                                              ----------------------------                 to
                                                  2001      2000      1999  December 31, 1998
                                              -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 13.04   $ 11.93   $ 14.24   $          19.70
                                              -------   -------   -------   ----------------
     Income from investing operations
          Net investment expense                (0.08)    (0.78)    (0.18)             (0.29)
          Net realized and unrealized gains
              (losses) on securities             2.39      1.98     (2.12)             (4.81)
                                              -------   -------   -------   ----------------
     Total from investment operations            2.31      1.20     (2.30)             (5.10)
                                              -------   -------   -------   ----------------
     Less distributions
          From net investment income                -         -         -                  -
          From net capital gains                (0.88)    (0.09)    (0.01)             (0.36)
                                              -------   -------   -------   ----------------
     Total distributions                        (0.88)    (0.09)    (0.01)             (0.36)
                                              -------   -------   -------   ----------------
     Net asset value, end of period           $ 14.47   $ 13.04   $ 11.93   $          14.24
                                              -------   -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                     17.91%    10.11%   (16.16)%           (25.88)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $   886   $   454   $   459   $            239
     Ratio of net investment income to
        average net assets
               With expense reductions          (5.48)%   (5.52)%   (3.78)%            (3.68)%(a)
               Without expense reductions       (5.48)%   (5.52)%   (3.78)%            (3.68)%(a)
     Ratio of expenses to average net assets
               With expense reductions           5.78%     5.90%     4.38%              3.85%(a)
               Without expense reductions        5.78%     5.90%     4.38%              3.85%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Board of Directors and Shareholders
Pacific Advisors Fund Inc.

    We have audited the statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund and Small Cap Fund) (the "Fund"), as of December 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Pacific Advisors Fund Inc. as of December 31, 2001, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Los Angeles, California

January 28, 2002

                           PACIFIC ADVISORS FUND INC.
                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                  POSITIONS(S)    TERM OF OFFICES      PRINCIPAL OCCUPATIONS       FUND COMPLEX
                                 HELD WITH THE     AND LENGTH OF              DURING               OVERSEEN BY
    NAME, ADDRESS AND AGE           COMPANY         TIME SERVED            PAST 5 YEARS              TRUSTEE
------------------------------------------------------------------------------------------------------------------

Thomas M. Brinker (68)              Director         Since 1992      1970 - Present: President  5 Pacific Advisors
1 North Ormond Avenue                                                Fringe Benefits, Inc/         Mutual Funds
Havertown, PA 19083                                                  Financial Foresight,
                                                                     Ltd.,
                                                                     d/b/a The Brinker
                                                                     Organization (financial
                                                                     services companies)

Victoria Breen (50)                 Director         Since 1992      1992 - Present: Assistant  5 Pacific Advisors
603 West Ojai Avenue                                                 Secretary and Director,       Mutual Funds
Ojai, CA 93023                                                       Pacific Global Investment
                                                                     Management Company,
                                                                     Pacific Global Investor
                                                                     Services, Inc.

                                                                     1994 - Present: General
                                                                     Agent, Transamerica Life
                                                                     Companies and Registered
                                                                     Principal, Transamerica
                                                                     Financial
                                                                     Resources, Inc.

                                                                     1986 - Present: Branch
                                                                     Manager, Derby & Derby
                                                                     Inc. (Financial Services
                                                                     Company)

Thomas H. Hanson (51)            Vice President      Since 1992      1992 - Present: Executive  5 Pacific Advisors
206 North Jackson Street         and Secretary                       Vice President and            Mutual Funds
Suite 301                                                            Director, Pacific Global
Glendale, CA 91206                                                   Investment Management
                                                                     Company; President and
                                                                     Director, Pacific Global
                                                                     Fund Distributors, Inc.;
                                                                     President and Director,
                                                                     Pacific Global Investor
                                                                     Services, Inc.

                                                                     1997 - 2001: Vice
                                                                     President and Director,
                                                                     Pacific Global Investment
                                                                     Fund Ltd.

                                                                     1993 - Present: Owner,
                                                                     Director, Chairman,
                                                                     President and CEO of
                                                                     TriVest Capital
                                                                     Management, Inc.


                                OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE         HELD BY TRUSTEE
------------------------------
Thomas M. Brinker (68)                  None
1 North Ormond Avenue
Havertown, PA 19083
Victoria Breen (50)                     None
603 West Ojai Avenue
Ojai, CA 93023
Thomas H. Hanson (51)                   None
206 North Jackson Street
Suite 301
Glendale, CA 91206

                           PACIFIC ADVISORS FUND INC.

                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                  POSITIONS(S)    TERM OF OFFICES      PRINCIPAL OCCUPATIONS       FUND COMPLEX
                                 HELD WITH THE     AND LENGTH OF              DURING               OVERSEEN BY
    NAME, ADDRESS AND AGE           COMPANY         TIME SERVED            PAST 5 YEARS              TRUSTEE
------------------------------------------------------------------------------------------------------------------

George A. Henning (54)           President and       Since 1992      1991 - Present: Chairman,  5 Pacific Advisors
206 North Jackson Street            Chairman                         President, and Director,      Mutual Funds
Suite 301                                                            Pacific Global Investment
Glendale, CA 91206                                                   Management Company;
                                                                     Chairman and Director,
                                                                     Pacific Global Fund
                                                                     Distributors, Inc.;
                                                                     Chairman and Director,
                                                                     Pacific Global Investor
                                                                     Services, Inc.

                                                                     1997 - 2001: Chairman and
                                                                     Director, Pacific Global
                                                                     Investment Fund, Ltd.

Barbara A. Kelley (48)             Treasurer         Since 2001      2001 - Present: Executive  5 Pacific Advisors
206 North Jackson Street                                             Vice President,               Mutual Funds
Suite 301                                                            Treasurer, Pacific Global
Glendale, CA 91206                                                   Investment Management
                                                                     Company; Treasurer and
                                                                     Director, Pacific Global
                                                                     Fund Distributors, Inc.;
                                                                     President and Treasurer,
                                                                     Pacific Global Investor
                                                                     Services, Inc.

                                                                     1999 - Present: Director,
                                                                     Pacific Global Investment
                                                                     Management Company

                                                                     1990 -1999: President,
                                                                     Transamerica Financial
                                                                     Resources

L. Michael Haller (58)              Director         Since 1992      2001 - President: Vice     5 Pacific Advisors
5924 Colodny                                                         President and Executive       Mutual Funds
Agoura, CA 91301                                                     Producer, Electronic
                                                                     Arts; President,
                                                                     International Media
                                                                     Group, Inc.
                                                                     (Entertainment Company)

                                                                     1978 - 2001: Consultant,
                                                                     Asahi Broadcasting Corp.
                                                                     (Entertainment Company)


                                OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE         HELD BY TRUSTEE
------------------------------
George A. Henning (54)                  None
206 North Jackson Street
Suite 301
Glendale, CA 91206
Barbara A. Kelley (48)                  None
206 North Jackson Street
Suite 301
Glendale, CA 91206
L. Michael Haller (58)                  None
5924 Colodny
Agoura, CA 91301

                           PACIFIC ADVISORS FUND INC.

                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                  POSITIONS(S)    TERM OF OFFICES      PRINCIPAL OCCUPATIONS       FUND COMPLEX
                                 HELD WITH THE     AND LENGTH OF              DURING               OVERSEEN BY
    NAME, ADDRESS AND AGE           COMPANY         TIME SERVED            PAST 5 YEARS              TRUSTEE
------------------------------------------------------------------------------------------------------------------

Takashi Makinodan, Ph.D (77)        Director         Since 1995      1992 - Present: Director,  5 Pacific Advisors
107 S. Barrington Place                                              Medical Treatment             Mutual Fund
Los Angeles, CA 90049                                                Effectiveness Program
                                                                     (MEDTEP), Center on Asian
                                                                     and Pacific Islanders

                                                                     1991 - Present: Associate
                                                                     Director of Research,
                                                                     Geriatric Research
                                                                     Education Clinic Center,
                                                                     VA Medical Center

Gerald E. Miller (72)               Director         Since 1992      1992 - Present: Retired    5 Pacific Advisors
5262 Bridgetown Place                                                                              Mutual Funds
Westlake Village, CA 91362

Louise K. Taylor, Ph.D (56)         Director         Since 1992      1991 - Present:            5 Pacific Advisors
325 East Huntington Dr.                                              Superintendent, Monrovia      Mutual Funds
Monrovia, CA 91016                                                   Unified School District


                                OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE         HELD BY TRUSTEE
------------------------------
Takashi Makinodan, Ph.D (77)            None
107 S. Barrington Place
Los Angeles, CA 90049
Gerald E. Miller (72)                   None
5262 Bridgetown Place
Westlake Village, CA 91362
Louise K. Taylor, Ph.D (56)             None
325 East Huntington Dr.
Monrovia, CA 91016

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all five Funds of the Company.

PACIFIC ADVISORS
          Fund Inc

                                   [GRAPHIC]

DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    L. MICHAEL HALLER III
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND
    SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    BARBARA A. KELLEY, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT
    COMPANY
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

BALANCED FUND ADVISER
    BACHE CAPITAL MANAGEMENT, INC.
    3 BERKSHIRE PLACE
    LA CANADA, CALIFORNIA 91011

GOVERNMENT SECURITIES FUND ADVISER
    SPECTRUM ASSET MANAGEMENT, INC.
    1301 DOVE STREET, SUITE 970
    NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                          PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
              [LOGO]      206 NORTH JACKSON STREET, SUITE 301                                PRSRT STD
                          GLENDALE, CALIFORNIA 91206                                       U. S. POSTAGE
                                                                                               PAID
                                                                                           GLENDALE, CA
                                                                                          PERMIT NO. 1090

                                                                       pg101.898